                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                    QLT INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:


           ---------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:


           ---------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


           ---------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:


           ---------------------------------------------------------------------

      (5)  Total fee paid:


           ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:


           ---------------------------------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:


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      (3)  Filing Party:


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      (4)  Date Filed:

[QLT INC. LOGO]   887 Great Northern Way                t 604.707.7000
                  Vancouver, BC Canada V5T 4T5          f 604.707.7001
                                                        www.qltinc.com

April 28, 2005

To the Shareholders of QLT Inc.

I am pleased to invite you to attend the Annual and Special Meeting (the "Annual Meeting") of shareholders of QLT Inc. to be held on Wednesday, May 25, 2005 at 10:00 a.m. (Pacific time) at QLT's offices at 887 Great Northern Way, Vancouver, British Columbia. A reception will follow the Annual Meeting to allow you to meet the directors and management of QLT.

The attached Notice of Annual and Special Meeting and Proxy Statement provide details of business to be conducted at the Annual Meeting. A copy of QLT's Annual Report is also enclosed and highlights some of QLT's significant achievements over the last year.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed Instrument of Proxy according to the instructions in the Proxy Statement and the Instrument of Proxy.

I look forward to seeing you at the Annual Meeting on May 25.

Sincerely,

QLT INC.

PAUL J. HASTINGS
President and Chief Executive Officer

                                    QLT INC.
                             887 GREAT NORTHERN WAY
                       VANCOUVER, BRITISH COLUMBIA V5T 4T5
              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2005

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the "Annual Meeting") of shareholders of QLT Inc. ("QLT") will be held at QLT's head offices at 887 Great Northern Way, Vancouver, British Columbia, on Wednesday, May 25, 2005 at 10:00 a.m. (Pacific time) for the following purposes, each of which is described in more detail in the accompanying Proxy Statement being delivered to shareholders in connection with the Annual Meeting (the "Proxy Statement"):

1. To receive the Annual Report, including the report of the directors of QLT (the "Directors"), and the Audited Consolidated Financial Statements of QLT for the year ended December 31, 2004, together with the Auditors' Report on those Financial Statements;

2. To appoint Deloitte & Touche LLP as independent auditors of QLT for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the auditors;

3.    To fix the number of Directors for the ensuing year at ten;

4.    To elect Directors for the ensuing year;

5. To confirm and approve the Shareholder Rights Plan Agreement, as amended and restated, between QLT and Computershare Investor Services Inc., as Rights Agent, the full text of which resolution is attached as Exhibit A to the Proxy Statement;

6.    To pass special resolutions to:

      (a) remove the application of the Pre-existing Company Provisions under the new Business Corporations Act (British Columbia);

      (b) delete the Series A, B, C and D shares from the Notice of Articles and delete the rights and restrictions attached to the Series A, B, C and D shares from the Articles;

      (c) approve the deletion and cancellation of the existing articles of QLT and the adoption of new Articles of QLT, including the special rights and restrictions contained therein, to reflect the new Business Corporations Act (British Columbia); and

      (d)   amend:

            (i) the new Articles to reduce the level of approval required for special resolutions from 3/4 to 2/3 of votes cast at a general meeting;

            (ii) the new Articles to reduce the level of approval required for shareholders holding shares of a class or series of shares to pass a special separate resolution from 3/4 to 2/3 of votes cast at a general meeting; and

            (iii) the existing special rights and restrictions attaching to the First Preference shares to reduce the level of approval required for special resolutions from 3/4 to 2/3 cast;

      the full text of which resolutions are attached as Exhibit B to the Proxy Statement; and

7. To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

You are entitled to receive notice of and attend the Annual Meeting, and may vote at the Annual Meeting, if you were a shareholder of QLT at the close of business on Friday, April 8, 2005.

If you are unable to attend the Annual Meeting in person, please read the notes (the "Notes") accompanying the Instrument of Proxy enclosed with these materials and then complete and return the Instrument of Proxy within the time set out in those Notes. If on April 8, 2005, your shares in QLT were held of record in your brokerage firm, securities dealer, trust company, bank or another similar organization, you may vote at the Annual Meeting if you obtain a proxy card from them issued in your name and carefully follow any instructions that are provided to you in connection with that proxy card.

The enclosed Instrument of Proxy is solicited by the board of directors and management of QLT but you may amend it if you wish by striking out the names listed in the Instrument of Proxy and inserting in the space provided the name of the person you wish to represent you at the Annual Meeting.

DATED at Vancouver, British Columbia, this 28th day of April, 2005.

                       BY ORDER OF THE BOARD OF DIRECTORS
                                   JANET GROVE
                               CORPORATE SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED INSTRUMENT OF PROXY AS PROMPTLY AS POSSIBLE. IF YOU ARE ABLE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                TABLE OF CONTENTS

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL AND SPECIAL MEETING OF QLT...............................   1

COMPENSATION OF NON-EMPLOYEE DIRECTORS.........................................................................  10

SECURITY OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS  AND CERTAIN BENEFICIAL OWNERS.........................  11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................................................  13

ELECTION OF DIRECTORS..........................................................................................  14

OPTION GRANTS IN THE LAST FISCAL YEAR..........................................................................  26

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES..............................  27

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS..............................................  27

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE.................................................................  28

SHARE PRICE PERFORMANCE GRAPH..................................................................................  33

REPORT OF THE AUDIT AND RISK COMMITTEE.........................................................................  34

APPOINTMENT OF INDEPENDENT AUDITORS............................................................................  35

CONFIRMATION AND APPROVAL OF SHAREHOLDER RIGHTS PLAN...........................................................  36

THE NEW BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)...........................................................  41

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION....................................................  44

INTEREST OF CERTAIN PERSONS IN MATERIAL TRANSACTIONS...........................................................  44

AUDITED CONSOLIDATED FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION...........................................  44

OTHER BUSINESS.................................................................................................  45

EXHIBIT A  ORDINARY RESOLUTION CONFIRMING AND APPROVING SHAREHOLDER RIGHTS PLAN AGREEMENT......................   1

EXHIBIT B  SPECIAL RESOLUTIONS OF THE SHAREHOLDERS APPROVING THE ALTERATION OF QLT'S NOTICE OF ARTICLES........   2

EXHIBIT C  CORPORATE GOVERNANCE OF QLT AS COMPARED TO TSX GUIDELINES...........................................   4

EXHIBIT D  CHARTER OF THE AUDIT AND RISK COMMITTEE OF THE BOARD OF DIRECTORS OF QLT INC........................   9

EXHIBIT E  SUMMARY OF CERTAIN PROVISIONS OF THE NEW ARTICLES...................................................  15

                                    QLT INC.
                             887 GREAT NORTHERN WAY
                       VANCOUVER, BRITISH COLUMBIA V5T 4T5

                               PROXY STATEMENT FOR
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2005

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL AND SPECIAL MEETING OF QLT

WHY DID I RECEIVE THIS PROXY STATEMENT?

QLT has sent this Notice of Annual and Special Meeting and Proxy Statement, together with the enclosed Instrument of Proxy, because QLT's Board of Directors (the "Board") and management is soliciting your proxy to vote at the Annual and Special Meeting (the "Annual Meeting") of shareholders of QLT on Wednesday, May 25, 2005. This Proxy Statement contains information about the matters being voted on at the Annual Meeting and important information about QLT. As many of QLT's shareholders are expected to be unable to attend the Annual Meeting in person, proxies are solicited by mail to give each shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. QLT intends to mail this Proxy Statement and accompanying Instrument of Proxy on or about April 28, 2005 to all shareholders of record as at the close of business on Friday, April 8, 2005. References in this Proxy Statement to the Annual Meeting include any adjournment or postponement of that meeting. Unless otherwise stated, information in this Proxy Statement is given as at April 7, 2008.

WHAT IS THE DATE, TIME AND, PLACE OF THE ANNUAL MEETING?

QLT's Annual Meeting will be held at QLT's head office at 887 Great Northern Way, Vancouver, British Columbia, on Wednesday, May 25, 2005, at 10:00 a.m. (Pacific time).

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Shareholders of record at the close of business on Friday, April 8, 2005 may vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

There were 93,403,359 common shares of QLT issued and outstanding on April 8, 2005. On a show of hands every shareholder present in person has one vote, and on a poll every shareholder present in person or by proxy has one vote for each QLT common share registered in the shareholder's name. There are no other classes of voting securities other than the common shares.

WHAT AM I VOTING ON AT THE ANNUAL MEETING?

At the Annual Meeting, shareholders will be asked to vote on the following resolutions:

1. The appointment of Deloitte & Touche LLP as independent auditors of QLT for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the auditors;

2.    To fix the number of Directors for the ensuing year at ten;

3.    To elect ten Directors for the ensuing year;

4. To confirm and approve the Shareholder Rights Plan Agreement, as amended and restated, between QLT and Computershare Investor Services Inc., as Rights Agent, the full text of which resolution is attached as Exhibit A to the Proxy Statement; and

5.    To pass special resolutions to:

      (a) remove the application of the Pre-existing Company Provisions under the new Business Corporations Act (British Columbia);

      (b) delete the Series A, B, C and D shares from the Notice of Articles and delete the rights and restrictions attached to the Series A, B, C and D shares from the Articles;

      (c) approve the deletion and cancellation of the existing articles of QLT and the adoption of new Articles of QLT, including the special rights and restrictions contained therein, to reflect the new Business Corporations Act (British Columbia); and

      (d)   amend:

            (i) the new Articles to reduce the level of approval required for special resolutions from 3/4 to 2/3 of votes cast at a general meeting;

            (ii) the new Articles to reduce the level of approval required for shareholders holding shares of a class or series of shares to pass a special separate resolution from 3/4 to 2/3 of votes cast at a general meeting; and

            (iii) the existing special rights and restrictions attaching to the First Preference shares to reduce the level of approval required for special resolutions from 3/4 to 2/3 cast;

      the full text of which resolutions are attached as Exhibit B to the Proxy Statement.

Other than matters incident to the conduct of the Annual Meeting, QLT does not know of any business or proposals to be considered at the Annual Meeting other than those set out in this Proxy Statement. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

QLT's Board believes the election of its ten nominees to the Board of QLT, the appointment of Deloitte & Touche LLP as independent auditors, the confirmation and approval of QLT's Shareholder Rights Plan, the removal of the Pre-Existing Company provisions, the deletion of the Series A, B, C and D shares and the rights and restrictions attached to the Series A, B, C and D, the adoption of the new Articles, and the proposed changes to QLT's Articles are in the best interests of QLT and its shareholders and, accordingly, recommends that each shareholder vote his or her shares "FOR" each of those proposals.

WHO MAY ATTEND THE ANNUAL MEETING?

All QLT shareholders are invited to attend the Annual Meeting, including shareholders whose shares are held by their brokerage firm or another similar organisation.

WHAT IS THE QUORUM FOR THE ANNUAL MEETING?

At least two shareholders, two proxy holders representing two shareholders, or one shareholder and a proxy holder representing another shareholder entitled to vote at the Annual Meeting, present in person at the beginning of the meeting and collectively holding or representing by proxy in the aggregate not less than 5% of the issued and outstanding QLT common shares will constitute a quorum for the Annual Meeting. QLT has received a waiver of Rule 4350(f) from NASDAQ which would otherwise require a quorum of holders of not less than 33 1/3% of QLT's issued and outstanding common shares.

WHAT VOTE IS REQUIRED IN ORDER TO APPROVE EACH PROPOSAL?

      APPOINTMENT OF AUDITORS.

      FOR PROPOSAL 1, THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS AND APPROVAL OF THE REMUNERATION TO BE PAID TO THE AUDITORS, THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE ITEM WILL BE REQUIRED FOR APPROVAL.

      FIXING THE NUMBER OF DIRECTORS AT TEN.

      FOR PROPOSAL 2, FIXING THE NUMBER OF DIRECTORS AT TEN, THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE ITEM WILL BE REQUIRED FOR APPROVAL.

      ELECTION OF DIRECTORS.

      FOR PROPOSAL 3, THE ELECTION OF TEN DIRECTORS, THE NOMINEES WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING. THIS MEANS THAT THE TEN NOMINEES WITH THE MOST VOTES FOR ELECTION WILL BE ELECTED. YOU MAY CHOOSE TO VOTE, OR WITHHOLD YOUR VOTE, SEPARATELY FOR EACH NOMINEE. A PROPERLY EXECUTED INSTRUMENT OF PROXY MARKED "WITHHOLD" WITH RESPECT TO THE ELECTION OF ONE OR MORE DIRECTORS WILL NOT BE VOTED WITH RESPECT TO THE NOMINEE(S) INDICATED ALTHOUGH IT WILL BE COUNTED FOR QUORUM PURPOSES.

      CONFIRMATION AND APPROVAL OF SHAREHOLDER RIGHTS PLAN.

      FOR PROPOSAL 4, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON SHARES HELD BY INDEPENDENT SHAREHOLDERS (WITHIN THE MEANING OF THE RIGHTS PLAN) REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IS REQUIRED TO CONFIRM AND APPROVE OF QLT'S SHAREHOLDER RIGHTS PLAN.

      CHANGES IN ARTICLES AND RELATED MATTERS.

      FOR PROPOSALS 5(a) TO (d), THE AFFIRMATIVE VOTE OF THE HOLDERS OF 3/4 OF THE COMMON SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE WILL BE REQUIRED FOR APPROVAL OF EACH OF THE RESOLUTIONS RELATING TO THE REMOVAL OF THE PRE-EXISTING COMPANY PROVISIONS; THE DELETION OF THE SERIES A, B, C AND D SHARES FROM THE NOTICE OF ARTICLES AND THE DELETION OF THE RIGHTS AND RESTRICTIONS ATTACHED TO THE SERIES A, B, C AND D SHARES FROM THE EXISTING ARTICLES; THE DELETION AND CANCELLATION OF THE EXISTING ARTICLES AND THE ADOPTION OF NEW ARTICLES; AND THE REDUCTION OF THE LEVEL OF APPROVAL REQUIRED FOR SPECIAL RESOLUTIONS AND SEPARATE SPECIAL RESOLUTIONS AND TO AMEND THE EXISTING SPECIAL RIGHTS AND

      RESTRICTIONS ATTACHING TO THE FIRST PREFERENCE SHARES TO REDUCE THE LEVEL OF APPROVAL REQUIRED FOR SPECIAL RESOLUTIONS FROM 3/4 TO 2/3 OF VOTES CAST.

COMMON SHARES WHICH ARE REPRESENTED BY "BROKER NON-VOTES" (I.E. COMMON SHARES HELD BY BROKERS WHICH ARE REPRESENTED AT THE ANNUAL MEETING BUT WITH RESPECT TO WHICH THE BROKER IS NOT EMPOWERED TO VOTE ON A PARTICULAR PROPOSAL) AND COMMON SHARES WHICH ABSTAIN FROM VOTING ON ANY MATTER ARE NOT INCLUDED IN THE DETERMINATION OF THE COMMON SHARES VOTING ON SUCH MATTER BUT ARE INCLUDED FOR QUORUM PURPOSES.

HOW DO I VOTE?

Carefully read and consider the information contained or incorporated by reference in this Proxy Statement, including its Exhibits. You should also determine whether you hold your shares directly in your name as a registered shareholder or through a broker or other nominee, because this will determine the procedure that you must follow in order to vote. If you are a registered shareholder of QLT (that is, if you hold your QLT common shares in certificate form), you may vote in either of the following ways:

      -     in person at the Annual Meeting;

      - by mail or facsimile -- complete, sign and date the enclosed Instrument of Proxy and return it in the enclosed postage paid return envelope or by facsimile as soon as possible and NO LATER THAN FRIDAY, MAY 20, 2005 AT 1:00 P.M. (EASTERN TIME) to QLT's Registrar and Transfer Agent, Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, facsimile number: from within North America at
            (866) 249-7775 or from outside North America at (416) 263-9524.

The Instrument of Proxy may also be delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast.

YOU HAVE THE RIGHT TO APPOINT ANOTHER PERSON TO ATTEND AND ACT ON YOUR BEHALF AT THE ANNUAL MEETING OTHER THAN THE PERSONS NAMED IN THE ENCLOSED INSTRUMENT OF PROXY. TO EXERCISE THIS RIGHT, YOU SHOULD STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE INSTRUMENT OF PROXY AND INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED. A PERSON APPOINTED AS A PROXY HOLDER NEED NOT BE A SHAREHOLDER OF QLT.

HOW WILL PROXIES BE EXERCISED?

THE PROXY HOLDER WILL VOTE ACCORDING TO INSTRUCTIONS IN THE INSTRUMENT OF PROXY ON ANY BALLOT WHICH MAY BE CALLED FOR AND FOR WHICH A CHOICE HAS BEEN SPECIFIED. UNLESS OTHERWISE INDICATED BY YOU ON THE INSTRUMENT OF PROXY, YOUR SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR ELECTION TO THE BOARD AS SET OUT IN THIS PROXY STATEMENT AND "FOR" THE OTHER MOTIONS PROPOSED TO BE MADE AT THE ANNUAL MEETING AS STATED IN THIS PROXY STATEMENT AND THE INSTRUMENT OF PROXY. If you properly return your Instrument of Proxy, but do not include instructions on how to vote, your shares will be voted "FOR" each of the proposals described in this Proxy Statement.

THE INSTRUMENT OF PROXY ALSO CONFERS UPON THE PROXY HOLDER DISCRETIONARY AUTHORITY TO VOTE ALL SHARES REPRESENTED BY THE PROXY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING. WE KNOW OF NO SUCH AMENDMENT, VARIATION OR OTHER MATTER THAT IS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING. HOWEVER, IF ANY OTHER MATTERS WHICH ARE NOT NOW KNOWN TO US SHOULD PROPERLY

COME BEFORE THE ANNUAL MEETING, THE PROXIES WILL BE VOTED, OR NOT VOTED, BY THE PROXY HOLDER IN HIS OR HER DISCRETION.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF QLT PROXY MATERIALS?

This means that you own QLT common shares that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to vote, sign and return all of the Instruments of Proxy and follow the instructions for any alternative voting procedures you receive in order to vote all of the shares you own. Each Instrument of Proxy you receive will come with its own prepaid return envelope. If you vote by mail, please make sure you return each Instrument of Proxy in the return envelope that accompanies that Instrument of Proxy.

CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING. A proxy may be revoked by voting in person at the Annual Meeting, by an instrument in writing stating that the proxy is revoked and signed and delivered as follows, or in any other manner provided by law:

1. the instrument revoking the proxy must be signed by you or by your attorney authorized in writing. If the shareholder is a corporation, the instrument of revocation must be signed under that corporate shareholder's corporate seal or by a duly authorized officer or attorney of the corporation; and

2. the instrument revoking the proxy must be (i) delivered to QLT's registered office at 26th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 on or before Friday, May 20, 2005 at 1:00 p.m. (Eastern time) or the last business day preceding the date of any adjournment of the Annual Meeting at which the proxy is to be voted, or (ii) deposited with the Chairman on the date of the Annual Meeting or any adjournment of it before the taking of any vote in respect of which the proxy is to be used.

If your shares are held in the name of an intermediary such as a brokerage firm, securities dealer, trust company, bank or other nominee institution, you may change your vote by submitting new voting instructions to your intermediary, as applicable. You will need to contact your brokerage firm, securities dealer, trust company, bank or other nominee institution to learn how to make that change.

AM I ENTITLED TO DISSENT RIGHTS?

No. Shareholders do not have dissent rights in connection with the actions be taken at the Annual Meeting.

WHO PAYS THE COST OF THE PROXY SOLICITATION?

QLT will pay the cost of soliciting these proxies, including the printing, handling and mailing of the proxy materials. Copies of these materials will be given to brokerage firms, securities dealers, trust companies, banks and other institutions that hold QLT's shares that are beneficially owned by others. QLT will reimburse these brokerage firms, securities dealers, trust companies, banks and other institutions for their reasonable out of pocket expenses in forwarding proxy materials to beneficial owners of QLT's shares. In addition, proxies may be solicited by certain directors, executive officers and employees of QLT personally or by telephone, mail, facsimile or e-mail. No additional compensation will be paid to directors, officers or other QLT employees for soliciting proxies.

SHAREHOLDER PROPOSALS

If you want to propose a matter for consideration at the 2006 Annual Meeting, then that proposal must be received at QLT's registered office at 26th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 by February 25, 2006. For a proposal to be valid, it must, according to the Business Corporations Act (British Columbia), be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate, (i) constitute at least 1% of the issued shares of QLT that have the right to vote at general meetings, or
(ii) have a fair market value in excess of $2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered or beneficial owner of QLT shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

                              CORPORATE GOVERNANCE

CORPORATE GOVERNANCE PRINCIPLES AT QLT

The mandate of the Board is to provide objective, prudent stewardship of QLT and to assure responsible and effective corporate governance. In developing and supervising implementation of QLT's corporate strategies and plans, the Board sets objectives for the Chief Executive Officer and QLT's executive officers.

Our Directors are kept informed of QLT's business through open discussions with the President and Chief Executive Officer and key members of management. Our Board also reviews documents, such as detailed quarterly and periodic management reports, financial statements, by attending presentations made during Board meetings and through periodic reports to the full Board from each of its Committees. Our Directors have access to all books, records and reports upon request, and members of management are available at all times to answer any questions.

We also review internally and with the Board the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and rules of the United States Securities and Exchange Commission ("SEC") and the listing standards of the NASDAQ and the Toronto Stock Exchange relating to corporate governance, and our goal is to comply with all applicable rules and listing standards.

The following information highlights the structures and processes of corporate governance followed by QLT. To enhance disclosure to our shareholders, QLT's corporate governance practices in relation to each of the 14 Guidelines for Improved Corporate Governance in Canada issued by the Toronto Stock Exchange Committee on Corporate Governance in Canada (the "TSX Guidelines") are set out in Exhibit C to this Proxy Statement.

MANDATE OF THE BOARD

The mandate of the Board is to supervise the management of the business and affairs of QLT. In fulfilling its mandate, the Board, as a whole, oversees the development and application of policies regarding corporate governance and is responsible for:

1.    the adoption of a corporate strategies and plans for QLT's business;

2. the identification of the principal risks of QLT's business and ensuring the implementation of the appropriate systems to manage these risks;

3. succession planning for QLT, including identifying, appointing, training and monitoring the Chief Executive Officer and other executive officers;

4. overseeing the integrity of QLT's internal controls and management information systems; and

5. maintaining a continuing dialogue with management in order to ensure QLT's ability to respond to changes, both internal and external, which may affect its business operations from time to time.

The Board holds at least four regular in-person meetings each year. There were six meetings (in person or by teleconference) during 2004. The frequency of meetings, as well as the nature of the matters dealt with at each meeting, will vary from year to year depending on the state of QLT's business and the opportunities or risks which QLT faces from time to time. Each Director attended more than 75% of the combined total meetings of the Board and the Committees on which the Director served at any time during the year.

INDEPENDENCE OF DIRECTORS

To ensure good objective governance is maintained at QLT, the Board strives to maintain strong independence from management. In determining whether directors are related or independent, the Board considers and discusses the nature and materiality of all direct or indirect relationships between each director and QLT, including any family, supplier or service provider relationships. In so doing, during 2004, the Board analysed the relationship of one of our non-employee Directors, Mr. Alan Mendelson, who is a senior partner in the law firm of Latham & Watkins, LLP which provided legal services to QLT. After considering the nature of the services provided by Latham & Watkins, LLP, the amount of compensation paid to the firm by QLT relative to the overall revenues of the firm from all clients, and the limited degree of involvement of Mr. Mendelson in the rendering of such legal services, the Board concluded that the relationship was not material enough to interfere with the ability of Mr. Mendelson to act in QLT's best interests and that Mr. Mendelson remained an "unrelated" and "independent" director under the applicable definitions in the TSX Guidelines and the Marketplace Rules of the NASDAQ Stock Market, respectively.

As a result, the Board has determined that all of the nominees standing for election at the Annual Meeting other than Mr. Hastings and Dr. Julia Levy are "unrelated" and "independent" directors. Mr. Hastings and Dr. Levy are not considered "independent" or "unrelated" since they are currently employed by QLT.

DECISIONS REQUIRING PRIOR APPROVAL OF THE BOARD

In addition to matters that must, by law or by the Articles of QLT, be approved by the Board, management is required to seek approval from the Board for the capital and operating budget for each fiscal year, for major transactions, or for any single expense which exceeds certain specified dollar values.

DIRECTOR EDUCATION PROGRAMS

It is the intention of the Board that as and when a new nominee is identified, the Board will ensure that a full program of orientation and education is provided for the nominee, including (but not limited to) provision of a complete corporate history, copies of past minutes of meetings of the Board, and information regarding QLT's business and operations. The Corporate Governance and Nominating Committee is charged with reviewing the current orientation and education program and recommending and initiating improvements to this program as warranted. As part of the ongoing commitment of the Board to effective governance and director continuing education, in 2004 certain members of our Board attended accredited courses on current trends in corporate governance and audit committee duties at Stanford Law School and Harvard Business School.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders and others who wish to communicate with the Board as a whole, or to individual Directors, may write to them care of QLT at QLT's head office at 887 Great Northern Way, Vancouver, British Columbia, Canada, V5T 4T5. All communications sent to this address will be shared with the Board or the individual Director, if so addressed.

CORPORATE CODE OF ETHICS AND SUPPLEMENTARY CODE OF EXEMPLARY CONDUCT

QLT has adopted a Code of Ethics which is applicable to all Directors, officers and employees of QLT, as well a Supplementary Code of Exemplary Conduct which applies to the Chief Executive Officer, all other executive officers and all senior financial managers, internal legal counsel and human resources managers of QLT. The Code of Ethics and Supplementary Code of Exemplary Conduct are available on QLT's web-site at www.qltinc.com. QLT intends to post any amendments to or waivers of its Code of Ethics or Supplementary Code of Exemplary Conduct on its web-site.

MINIMUM SHARE OWNERSHIP REQUIREMENTS FOR DIRECTORS

All of QLT's non-employee Directors own common shares of QLT. However, the Board believes it to be in the best interests of our shareholders to specify a minimum level of equity holdings in QLT by each non-employee Director to ensure that the interests of our Board and shareholders are aligned. As a result, in March 2005, the Board passed a resolution requiring each non-employee Director to acquire (if not already held) and hold by March 8, 2009 common shares of QLT valued at four times their current annual retainer. Holdings considered for these guidelines are common shares and deferred share units (or DSU's). A description of DSU's is set out below under the heading "Compensation of Non-Employee Directors". Stock options do not count toward the shareholding guidelines.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

It is a policy of the Board to encourage Directors to attend each annual general meeting of the shareholders to facilitate direct interaction between shareholders and members of the Board. In 2004, all members of the then current Board attended QLT's annual general meeting. It is anticipated that all ten members of the Board will attend our 2005 Annual Meeting.

OUTSIDE ADVICE

In certain circumstances it may be appropriate for an individual Director to engage an outside professional advisor at the expense of QLT. The engagement of the outside professional advisor would be subject to approval of the Board. Each of the Audit and Risk Committee, the Executive Compensation Committee and the Corporate Governance and Nominating Committee also has the authority to engage external advisors as they consider appropriate.

DIRECTOR AND OFFICER LIABILITY INSURANCE

QLT maintains directors' and officers' liability insurance coverage through a policy covering QLT and its subsidiaries, which has an annual aggregate policy limit of US$50,000,000, subject to a corporate deductible of US$150,000 per loss for all claims except securities claims for which the deductible is US$1,000,000. This insurance provides coverage for indemnity payments made by QLT to its directors and officers as required or permitted by law for losses, including legal costs, incurred by officers and directors in their capacity as such. This policy also provides coverage directly to individual directors and officers if they are not indemnified by QLT. The insurance coverage for directors and officers has customary exclusions, including libel and slander, and those acts determined to be uninsurable under law, or deliberately fraudulent or dishonest or to have resulted in personal profit or advantage.

                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

QLT non-employee Directors receive cash and equity-based compensation for their service on the Board. The members of the Board are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings in accordance with QLT's policies. Directors of QLT who are also employees of QLT are not compensated for their service on the Board.

CASH COMPENSATION

The fees paid to QLT non-employee Directors are as follows:

NATURE OF BOARD DUTY                                                         FEE (US$)
--------------------                                                         ---------
Annual Board Retainer Fee:
       - for Chairman of the Board                                           $100,000
       - for all other Directors                                             $ 25,000
Additional Annual Retainer fee for Chair of Audit and Risk Committee:        $ 10,000
Additional Annual Retainer fee for Chair of Executive Compensation           $  7,000
Committee:
Additional Annual Retainer fee for non-chair committee members:              $  5,000
Fee for each Board meeting attended:                                         $  2,000
Fee for each committee meeting attended:                                     $  1,500

EQUITY-BASED COMPENSATION

In addition to cash compensation, our non-employee Directors also receive equity-based compensation in order to ensure that their interests are fully aligned with those of our shareholders.

Prior to March 2005, the equity-based compensation for our non-employee Directors was entirely in stock options. For 2004, the Chairman of the Board received an option to purchase 20,000 common shares of QLT and each other non-employee Director elected at QLT's 2004 Annual General Meeting received an option to purchase 10,000 common shares of QLT, each with an exercise price of Cdn.$32.30. In January 2005, our two new non-employee Directors elected in November 2004, Mr. Richard Vietor and Dr. George Vuturo, each received an option to purchase 5,000 common shares of QLT with an exercise price of Cdn.$20.75. All options granted to non-employee Directors were granted with an exercise price equal to the closing price of QLT's common shares on the Toronto Stock Exchange on the date of grant and vest in 36 equal monthly instalments, except that in the event of a change in control of QLT, all unvested options will become vested on the day immediately preceding such event.

In March 2005, the Board approved an alternative to the stock option program for non-employee Directors, a Directors' Deferred Share Unit Plan (the "DDSU Plan"). Under the DDSU Plan, at the discretion of the Board, non-employee Directors receive all or a percentage of the equity-based compensation in the form of deferred share units ("DSU's"), each of which has a value equal to the closing price of QLT's common shares on the Toronto Stock Exchange on the date of grant. A DSU is convertible into cash only (no shares are issued), and can only be converted after the non-employee Director ceases to be a member of the Board. The DSU's will vest monthly over 36 months from the date of grant. The value of a DSU, when converted to cash, will be equivalent to the market value of a QLT common share at the time the conversion takes place. QLT does not have a history of paying dividends on our common shares, however, if dividends ever were paid on our common shares, a non-employee Director's DSU account will be credited with dividends at the same rate as on our common shares.

Under the DDSU Plan, in March 2005, the Chairman of the Board was granted 15,000 DSU's and each of QLT's other non-employee Directors was granted 7,500 DSU's. The grant of DSU's in 2005 was made in lieu of the annual stock option grant to Directors.

             SECURITY OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets out information as of March 31, 2005 with respect to all shareholders known to QLT to beneficially own, directly or indirectly, or to exercise control or direction over, more than 5% of the outstanding common shares of QLT. It also shows beneficial ownership for each Director, nominee Director, each executive officer named in the Summary Compensation Table appearing on page 22 of this Proxy Statement, and all Directors, nominee Directors and executive officers of QLT as a group and each associate or affiliate of such person. This information is based on reports filed with the British Columbia Securities Commission, the Securities and Exchange Commission (the "SEC") or was furnished directly to QLT by the respective beneficial owners (or their nominees), Directors, executive officers and QLT's Registrar and Transfer Agent. Except for Directors, nominee Directors and executive officers, this information does not reflect shareholders who may own more than 5% of the outstanding common shares of QLT but who have not publicly filed a report disclosing that ownership.

Under applicable United States securities laws, a person is considered to be a "beneficial owner" of common shares in QLT if that person has, or shares with another person, the power to direct the vote or investment of the common shares. In addition, a person is also deemed to be a beneficial owner of a common share if that person has the right to acquire the share within 60 days (whether or not, in the case of a stock option, the current market price of the underlying common share is below the stock option exercise price). Therefore, the table also reflects for each such beneficial owner the number of options exercisable by May 30, 2005 owned by each beneficial owner and the number of vested DSU's held by each non-employee Director, but, in determining the percentage ownership and general voting power of such person, does not assume the exercise of options or the conversion of securities owned by any other person.

Except as otherwise set forth below, each person has sole voting and dispositive power with respect to the shares shown.

      NAME OF BENEFICIAL OWNER         NUMBER OF SHARES(1)(2)   NUMBER OF DSU'S(20)   PERCENT OF CLASS(21)
-------------------------------------  ----------------------   -------------------   --------------------
Fidelity Investments                       6,763,290(3)                 -                 7.2%

Amvescap PLC                               6,003,500(4)                 -                 6.4%

Azab, Mohammad                               100,451(5)                 -                   *

Clarke, C. Boyd                               12,750(6)               417                   *

Crossgrove, Peter A.                          12,333(7)               417                   *

Curaudeau, Alain H.                          102,782(8)                 -                   *

Doty, Michael J.                             125,419(9)                 -                   *

Hastings, Paul J.                            733,045(10)                -                   *

Henriksen, Ronald D.                          16,333(11)              417                   *

Levy, Julia G.                               583,294(12)                -                   *

Mendelson, Alan C.                            30,333(13)              417                   *

Newell, William J.                           229,445(14)                -                   *

Scott, E. Duff                                43,667(15)              833                   *

Vietor, Richard R.                            77,166(16)              417                   *

Vuturo, George J.                            138,180(17)              417                   *

Wood, L. Jack                                 33,833(18)              417                   *

All directors, nominees and executive      2,636,579(19)            3,752                 2.8%
officers as a group (19 persons)

                                                       *Represents less than 1 %

NOTES:

(1) This disclosure is made pursuant to certain rules and regulations promulgated by the SEC.

(2) Includes common shares that may be acquired upon exercise of outstanding options as of May 30, 2005 by the persons named in the table above and by all directors and executive officers as a group.

(3) Beneficial ownership is as of March 8, 2005, as reflected in an Early Warning Report filed with the securities commissions in Canada on March 8, 2005 by Fidelity Investments. Fidelity consists of a group of entities, namely: Fidelity Management & Research Company and Fidelity Management Trust Company, both of 82 Devonshire Street E14B, Boston, MA, 02109-3614; and Fidelity International Limited of 42 Crow Lane, Pembroke, Bermuda.

(4) Beneficial ownership is as of December 31, 2004, as reflected in a statement on Schedule 13G filed with the SEC on February 14, 2005 by Amvescap PLC. Amvescap consists of a group of entities, namely: Avescap PLC of 11 Devonshire Square, London, England, EC2M 4YR; AIM Advisors, Inc., AIM Capital Management, Inc. and INVESCO Institutional (N.A.), Inc., each of the United States; and INVESCO Asset Management (Japan) Limited of Japan.

(5)   Includes options to purchase 100,251 common shares.

(6)   Includes options to purchase 9,750 common shares.

(7)   Includes options to purchase 10,333 common shares.

(8)   Includes options to purchase 102,782 common shares.

(9)   Includes options to purchase 124,419 common shares.

(10)  Includes options to purchase 724,445 common shares.

(11)  Includes options to purchase 10,333 common shares.

(12)  Includes options to purchase 104,014 common shares.

(13)  Includes options to purchase 28,333 common shares.

(14)  Includes options to purchase 229,445 common shares.

(15)  Includes options to purchase 13,667 common shares.

(16) Includes (a) options to purchase 36,718 common shares granted by QLT under QLT's stock option plan, and (b) options to purchase 40,000 common shares in QLT that were originally granted by Atrix Laboratories, Inc. prior to the time Atrix was acquired by QLT.

(17) Includes (a) options to purchase 53,167 common shares granted by QLT under QLT's stock option plan, and (b) options to purchase 58,200 common shares in QLT that were originally granted by Atrix Laboratories, Inc. prior to the time Atrix was acquired by QLT.

(18)  Includes options to purchase 30,333 common shares.

(19)  Includes options to purchase 2,053,523 common shares.

(20) DSU's are payable only in cash. A description of the DSU's is set out above under the heading "Compensation of Non-Employee Directors".

(21) Percentage ownership of QLT common shares is based on 93,403,359 common shares of QLT outstanding on March 31, 2005.

Details of the manner in which those options formerly in Atrix Laboratories, Inc. were assumed by QLT were included in the Joint Proxy Statement/ Prospectus mailed to shareholders of QLT and Atrix on or about October 18, 2004 and was the subject of the approval granted by QLT's shareholders in connection with that transaction.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act"), requires QLT's Directors and executive officers, and persons who own more than 10% of a registered class of securities of QLT, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the registrant. Based solely upon a review of reports of share ownership (and changes in share ownership) and written representations received by us, we believe that our directors and executive officers met all of their filing requirements under Section 16(a) of the Exchange Act during the year ended December 31, 2004.

                              ELECTION OF DIRECTORS

DIRECTOR NOMINATION PROCESS

To assist with Director nominations, the Board has designated a standing committee, the Corporate Governance and Nominating Committee, as being responsible for reviewing and recommending nominees to the Board.

In evaluating prospective nominees, the Corporate Governance and Nominating Committee looks for the following minimum qualifications: strong business acumen, previous experience as an executive or director with successful companies, the highest standards of integrity and ethics, and a willingness and ability to make the necessary time commitment to diligently perform the duties of a director. Nominees are selected with a view to the best interests of QLT as a whole, rather than as representative of any particular stakeholder or category of stakeholders. The Board prefers a mix of experience among its members to maintain a diversity of viewpoints and ensure that the Board can achieve its objectives. When a vacancy on the Board occurs, in searching for a new director, the Corporate Governance and Nominating Committee identifies particular areas of specialization which it considers beneficial, in addition to the general qualifications, having regard to the skill sets of the other members of the Board. Potential nominees and their respective references are interviewed extensively in person by the Corporate Governance and Nominating Committee before any nomination is endorsed by that Committee. All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of the Board.

In 2004, in conjunction with the acquisition of Atrix Laboratories, Inc. ("Atrix"), the Board determined that it would be beneficial to add two additional directors from the then current board of directors of Atrix to bring to QLT's Board the particular knowledge of the Atrix business, as well as other business and industry experience that would be beneficial to the QLT Board. The Corporate Governance and Nominating Committee considered the specific qualifications and skills of each member of the board of directors of Atrix who was willing to serve on the QLT Board and interviewed each of the short-listed candidates. The results of that process were then reported to the Board by the Chair of the Corporate Governance and Nominating Committee. As a result of that process, Mr. Richard R. Vietor and Dr. George J. Vuturo were appointed to the Board at the time of the completion of the Atrix acquisition on November 19, 2004.

The Board will also consider any Director nominees proposed by shareholders. Shareholders may submit nominations to the Board by addressing a communication to the Chair of the Corporate Governance and Nominating Committee and providing sufficient information to the Committee to permit the Committee to conduct an assessment of the qualifications of the proposed nominee, including biographical information about the candidate and his or her professional experience, confirmation of the candidate's willingness to serve as a Director, and complete contact information for the candidate and the nominating shareholder. The methods by which a shareholder may communicate with the Corporate Governance and Nominating Committee are set out on QLT's web-site at www.qltinc.com. As a matter of policy, the Corporate Governance and Nominating Committee is committed to giving due and fair consideration to proposed nominations submitted by shareholders using the same criteria and processes as other nominations which come before the Committee. As at the date of this Proxy Statement, the Board has received no further nominations for Directors for consideration at the Annual Meeting.

FIXING THE NUMBER OF DIRECTORS AT TEN

In early 2005, the Corporate Governance and Nominating Committee considered the appropriate size of QLT's Board and determined that the current number of ten Directors was appropriate in order to obtain the range of expertise and skills desirable on the Board. As a result, in connection with the nomination of Directors, the Board recommends that shareholders approve an ordinary resolution fixing the number of Directors for the next year at ten. The affirmative vote of the holders of a majority of the common shares represented in person or by proxy at the Annual Meeting and entitled to vote on this resolution will be required for approval.

DIRECTOR NOMINEES FOR ELECTION

Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated for election at the 2005 Annual Meeting a slate of ten nominees, consisting entirely of individuals who are currently on the Board. The names and biographical information about each nominee is set out below. Nominees will be elected by a plurality of the votes cast at the Annual Meeting. This means that the ten nominees with the most votes for election will be elected. You may choose to vote, or withhold your vote, separately for each nominee. Proxies cannot be voted for a greater number of nominees for election to the Board than the number of Directors fixed by the shareholders.

BOTH THE PRESIDENT AND CHAIRMAN OF QLT INTEND TO VOTE THE SHARES REPRESENTED BY PROXIES, IN WHICH EITHER OF THEM IS DESIGNATED A PROXY HOLDER, "FOR" THE FIXING OF THE NUMBER OF DIRECTORS AT TEN AND "FOR" THE ELECTION OF THE TEN NOMINEES NAMED IN THE INSTRUMENT OF PROXY, UNLESS AUTHORITY TO VOTE FOR THOSE PERSONS IS WITHHELD.

In accordance with the Articles of QLT and the Business Corporations Act (British Columbia), each Director elected will hold office until the next Annual Meeting or until his or her successor is duly elected, unless he or she resigns earlier. The Board of QLT is permitted to increase the number of Directors by up to one-third of the number of Directors elected at the Annual Meeting at any time prior to the next Annual Meeting.

In the unanticipated event that a nominee is unable to or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted at the discretion of the proxy holder to elect another nominee, if presented, or to reduce the number of Directors accordingly. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or who intends to decline to serve as a Director, if elected.

INFORMATION ON NOMINEES FOR DIRECTORS

The following provides the names and ages of the nominees recommended by the Corporate Governance and Nominating Committee and the Board for election to the Board, the year in which each first became a Director, and their principal occupations or employment during at least the past ten years. This information has been provided to QLT by the respective nominees.

NAME OF NOMINEE
AND RESIDENCE        AGE  CURRENT POSITION
-------------------  ---  ------------------------------------------------------
E. Duff Scott        68   Chairman and Director
Ontario, Canada

                          BIOGRAPHY

                          Mr. Scott has been a Director of QLT since 1990. For the past 10 years Mr. Scott has been a director of a number of publicly traded companies. He is currently a director of Aberdeen Global Income Fund, Inc.,
                          Aberdeen Asia-Pacific Income Investment Company
                          Limited, The Becker Milk Company Limited, Simmons
                          Income Trust, R. Split II Corp. He also acts as an advisory board member for Altamira Mutual Funds and G7
                          Trust.

Paul J. Hastings     45   President, Chief Executive Officer and Director
British Columbia,
Canada

                          BIOGRAPHY

                          Mr. Hastings was appointed President, Chief Executive
                          Officer and a Director of QLT in February 2002. Since starting his career in 1984 with Hoffman La Roche, Mr.
                          Hastings has held various positions of increasing responsibility with notable biotech and pharmaceutical companies. From January 2001 to February 2002, Mr.
                          Hastings was President, CEO and a Director of Axys
                          Pharmaceuticals, Inc., where he was responsible for all aspects of the organization including leading the strategic acquisition of Axys by Celera Corporation.
                          From June 1999 to January 2001, Mr. Hastings was
                          President of Chiron BioPharmaceuticals. From June 1998 to June 1999, Mr. Hastings was President and Chief
                          Executive Officer of LXR Biotechnology. From 1994 to
                          1998, amongst his positions of increasing responsibility at Genzyme, Mr. Hastings was Vice-President, Global Marketing, Genzyme Corporation;
                          Vice-President, General Manager of Genzyme
                          Therapeutics Europe; President, Genzyme Therapeutics
                          Europe; and President, Genzyme Therapeutics Worldwide.
                          From 1988 to 1994, included in Mr. Hastings' increasing positions of responsibility at Synergen, Mr. Hastings was Vice-President, Marketing and Sales of Synergen, Inc. and Vice-President, General Manager of Synergen Europe, Inc. Mr. Hastings serves as a director of the Biotechnology Industry Association.
                          Mr. Hastings holds a Bachelor of Science in Pharmacy from the University of Rhode Island. Mr. Hastings is a member of the board of directors of one other U.S.
                          public company, ViaCell Inc.

C. Boyd Clarke       56   Director
Pennsylvania,
USA

                          BIOGRAPHY

                          Mr. Clarke has been a director of QLT since 2003. Mr.
                          Clarke is currently a director, President and Chief
                          Executive Officer of Neose Technologies, Inc., a U.S.
                          publicly listed biotechnology company focused on the development of protein therapeutics, a position he has held since March 2002. In addition, in May 2003, Mr.
                          Clarke was appointed Chairman of Neose Technologies,
                          Inc. From December 1999 through March 2002, Mr. Clarke was President and Chief Executive Officer of Aviron,
                          Inc., a biotechnology company developing vaccines, which was acquired by MedImmune, Inc., and was also
                          Chairman from January 2001 through March 2002. From
                          1998 through 1999, Mr. Clarke was Chief Executive
                          Officer and President of U.S. Bioscience, Inc., also a biotechnology company focused on products to treat cancer, which was also acquired by MedImmune. Mr.
                          Clarke served as President and Chief Operating Officer of U.S. Bioscience, Inc. from 1996 to 1998. From 1977 to 1996, Mr. Clarke held a number of positions at Merck & Co., Inc., including being the first President of Pasteur-Merieux MSD, and most recently as Vice
                          President of Merck Vaccines. Mr. Clarke serves as a director of the Pennsylvania Biotechnology Association and is a director of Rib-X Pharmaceuticals. Mr. Clarke is also on the board of trustees of the Textile Museum in Washington, D.C. Mr. Clarke has a Bachelor of
                          Science in biochemistry and a Master of Arts in History from the University of Calgary.

Peter A. Crossgrove  68   Director
Ontario, Canada

                          BIOGRAPHY

                          Mr. Crossgrove has been a director of QLT since 1990.
                          He is currently the Chairman of Masonite International
                          Corporation (formerly Premdor Inc.) (a door and industrial products manufacturing company), a position he has held since June 1997. Mr. Crossgrove is a director of a number of Canadian and U.S. publicly listed companies, including Barrick Gold Corporation
                          (a mining company), Band-Ore Resources Ltd. (a mining company), Philex Gold Inc. (a gold mining company) and Bingo.com (an internet based gaming entertainment site) and is a trustee of Dundee Real Estate
                          Investment Trust (a real estate trust). Mr. Crossgrove is also Chairman of Cancer Care Ontario and the Canadian Association of Provincial Cancer Agencies, is the Treasurer of CARE International and was appointed to the Order of Canada in 2004. Mr. Crossgrove holds a Bachelor of Commerce from McGill University and
                          Concordia University, an M.B.A. from the University of Western Ontario and was a Sloan Fellow in the Doctoral
                          Program at Harvard Business School.


Ronald D. Henriksen  65   Director
Indiana, USA

                          BIOGRAPHY

                          Mr. Henriksen has been a Director of QLT since 1997.
                          Mr. Henriksen is the Chief Investment Officer of
                          Twilight Venture Partners, LLC, Chief Executive
                          Officer of EndGenitor Technologies Inc., Chief
                          Executive Officer of Semafore Pharmaceuticals, Inc.
                          and President of Revaax Pharmaceuticals. From 1988 to
                          2002, Mr. Henriksen was the President of the Advanced
                          Research and Technology Institute of Indiana
                          University, an organization that is responsible for the technology transfer, licensing and new business start-up activities at Indiana University. From 1995 through 1998, Mr. Henriksen served as a consultant in business development, financing and general management to pharmaceutical and biotechnology companies. During that time, he was also the Chief Executive Officer of Itasca Ventures, LLC, a U.S. venture capital company.
                          From 1993 to December 1995, Mr. Henriksen was the
                          President and Chief Executive Officer of Khepri
                          Pharmaceuticals Inc., a U.S. biotechnology company, until its merger with Arris Pharmaceuticals. From 1970 to 1993, he held a series of managerial and executive positions at Eli Lilly and Company (a U.S. integrated healthcare company). Mr. Henriksen is also a director of MacroPore Biosurgery, Inc. (a U.S. medical device company listed on the Neuer Market segment of the Frankfurt Stock Exchange) and IMI International
                          Medical Innovations Inc. (a Canadian medical diagnostics company listed on the Toronto Stock
                          Exchange and the American Stock and Options Exchange).

Julia G. Levy,       70   Executive Chairman, Scientific Advisory Board and
Ph.D.,                    Director
British Columbia,
Canada

                          BIOGRAPHY

                          Dr. Levy, a co-founder of QLT, is the Executive
                          Chairman of the Scientific Advisory Board of QLT. Dr.
                          Levy was first employed by QLT as a Vice President in 1986 and was ultimately the President and Chief
                          Executive Officer of QLT at the time of her retirement in 2002. Dr. Levy has also been a Director of QLT since 1983. She was also a Professor of Microbiology at the University of British Columbia from 1973 to 1999 and is a Fellow of the Royal Society of Canada and past President of the Canadian Federation of Biological Sciences. Dr. Levy received a Bachelor of
                          Arts (Hon.) from the University of British Columbia in
                          1955 and a Ph.D. in experimental pathology from the University of London in 1958. She, was selected Female
                          Entrepreneur of the Year for International Business in 1998 by Canadian Business magazine, and appointed to the Order of Canada in 2001. Dr. Levy is the author of many published scientific articles and is a director of AnorMED Inc. and Aspreva Pharmaceuticals
                          Corporation (both Canadian public biotechnology companies).

Alan C. Mendelson    57   Director
California, USA

                          BIOGRAPHY

                          Mr. Mendelson became a Director of QLT in 2002. Mr.
                          Mendelson is a senior partner of Latham & Watkins LLP, a law firm, and has been with that firm since May
                          2000. Previously, Mr. Mendelson was with Cooley
                          Godward LLP, a law firm, for 27 years and served as the managing partner of its Palo Alto office from May
                          1990 to March 1995 and from November 1996 to October
                          1997. Mr. Mendelson served as Acting General Counsel of Cadence Design Systems, Inc., an electronic design automation software company, from November 1995 to June 1996. Mr. Mendelson previously served as
                          Secretary and Acting General Counsel of Amgen, Inc., a biopharmaceutical company, from April 1990 to March
                          1991. Mr. Mendelson is currently a director of Valentis, Inc. (a U.S. biopharmaceutical company). Mr.
                          Mendelson received his J.D. from Harvard Law School and his A.B. in political science from the University of California, Berkeley.

Richard R. Vietor,   62   Director
New York, USA

                          BIOGRAPHY

                          Mr. Vietor has been a Director of QLT since 2004. Mr.
                          Vietor is Vice President of WebMD Corporation, a health care services company, a position he has held since April 2003. From February 2002 to April 2003,
                          Mr. Vietor was an industry consultant, specializing in providing advice on corporate strategy, financing and communications to specialty pharmaceutical and medical device companies. From April 1985 until February 2002, he was at Merrill Lynch, Inc., most recently serving as a Managing Director in Merrill Lynch's Healthcare
                          Investment Banking Unit. Previously, he was First
                          Vice-President, Senior Analyst and Global Research
                          Coordinator in Merrill Lynch's Global Securities
                          Research Division, specializing in research coverage of the pharmaceutical industry. Mr. Vietor also serves as a director of Omnicorder, a company specializing in non-invasive imaging technology for the diagnosis and management of diseases, and InfaCare Corporation, Inc., a private company specializing in developing neonatal drugs. Mr. Vietor received his B.A. from Yale
                          University and his M.B.A. in finance from the Columbia
                          University Graduate School of Business.

George J. Vuturo,    54   Director
Ph. D.,
Maryland, USA

                          BIOGRAPHY

                          Dr. Vuturo has been a Director of QLT since 2004. Dr.
                          Vuturo is Co-founder and Managing Partner of Designing
                          Solutions, LLC, a health care service company, a position he has held since 1995. Designing Solutions develops and produces medical education programs for health professionals and provides health care data management services. From 1988 to 1995, Dr. Vuturo was a senior executive at Lederle Laboratories, a division of American Cyanamid where he was responsible for professional promotional programs and national accounts. From 1979 through 1988 Dr. Vuturo held various positions in marketing and sales at Pfizer.
                          Dr. Vuturo received his Ph.D. in Health Care
                          Administration from the University of Florida where he also received his Bachelor of Science in Pharmacy. Dr.
                          Vuturo also has a B.S. in Biology from Fairfield
                          University.


L. Jack Wood         68   Director
British Columbia,
Canada

                          BIOGRAPHY

                          Mr. Wood has been a Director of QLT since 2001. From
                          1992 to the present, Mr. Wood has worked with CSL
                          Limited, an Australian healthcare company listed on the Australian Stock Exchange. Mr. Wood currently works only on special projects with CSL. Prior to joining CSL, Mr. Wood was the President and Chief
                          Executive Officer of Exogene Corporation (a biotechnology company). From 1988 to 1990, Mr. Wood was Senior Vice President of BioResponse Corporation, a biotechnology company sold to Baxter Healthcare
                          Corporation From 1980 to 1988, Mr. Wood worked for
                          Bayer Corporation (a healthcare company) as a Vice
                          President and General Manager for Europe, the Middle
                          East and Africa. From 1963 to 1980, Mr. Wood held a series of operating and general management positions with Baxter Healthcare Corporation.

The affirmative vote of the holders of a majority of common shares represented in person or by proxy at the Annual Meeting and entitled to vote on this matter will be required for approval. The Board and Management of QLT recommend that shareholders vote "FOR" the election of all ten nominees for Director.

INFORMATION CONCERNING BOARD COMMITTEES

To assist in the discharge of its responsibilities, the Board has designated three standing committees described below. The members of each of the Audit and Risk Committee, the Executive Compensation Committee and the Corporate Governance and Nominating Committee are all "unrelated" and "independent" Directors as defined in the TSX Guidelines and the Marketplace Rules of the NASDAQ stock market, respectively, and, in the case of the Audit and Risk Committee, the additional independence requirements set out by the SEC. In addition, from time to time, the Board establishes special committees to assist the Board in respect of certain matters.

1. AUDIT AND RISK COMMITTEE

The Audit and Risk Committee assists the Board in fulfilling its responsibilities for oversight of QLT's accounting and financial reporting practices by reviewing the quarterly and annual consolidated financial statements, reviewing the adequacy of the system of internal controls, reviewing any relevant accounting, financial and securities regulatory matters, reviewing the management of corporate risks, recommending the appointment of independent auditors, engaging the independent auditors, and receiving the reports of the Chief Executive Officer and the Chief Financial Officer with respect to their assessment of internal controls. The Committee also provides a mechanism for communication between the Board and QLT's independent auditors and regularly meets with QLT's auditors without management present. The Audit and Risk Committee operates under a charter approved by the Board. The charter is attached to this Proxy Statement as Exhibit D and is also posted on QLT's website at www.qltinc.com. We will also provide a copy of the charter to shareholders upon request.

The members of the Audit and Risk Committee are Mr. Crossgrove (Chair), Mr. Henriksen and Mr. Wood. Each member of the Audit and Risk Committee is financially sophisticated, as defined by the rules of NASDAQ, and as required by such rules, able to read and understand fundamental financial statements, including QLT's consolidated balance sheet, consolidated statement of income and consolidated statement of cash flows. In addition, the Board has determined that Mr. Crossgrove is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K under the Exchange Act. The Audit and Risk Committee meets independently of any related (or not independent) Director at each of their quarterly meetings and at other times as considered appropriate by the unrelated and independent Directors.

This Committee held nine meetings during 2004. The report of the Audit and Risk Committee can be found at page 34 of this Proxy Statement.

2. EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee (the "Compensation Committee") is responsible for making recommendations to the Board regarding the compensation of all executive officers, for reviewing and making recommendations with respect to compensation policy and programs generally and to determine and grant options under QLT's incentive stock option plans. The Compensation Committee also reviews and recommends to the Board the manner in which the Chief Executive Officer and executive officer compensation should be tied to both short-term and long-term corporate goals of QLT and to complete the report on executive compensation contained in QLT's Proxy Statement. A copy of the charter of the Compensation Committee is posted on QLT's web-site at www.qltinc.com.

The Compensation Committee meets regularly without members of management present and the members of the Compensation Committee are Mr. Mendelson (Chair), Mr. Clarke and Mr. Henriksen. This Committee held three meetings during 2004. The report of the Compensation Committee can be found at page 28 of this Proxy Statement.

3. CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee has been given the mandate to develop and oversee Board governance principles and review the performance and effectiveness of the Board. This Committee makes recommendations to the Board regarding committee membership, develops and oversees a continuing education program for Board members, and evaluates the performance of individual Board members. The Corporate Governance and Nominating Committee also reviews and considers nominations to the Board. A copy of the charter for the Corporate Governance and Nominating Committee is posted on QLT's website at www.qltinc.com.

The Chairman of the Board of QLT and the Chair of each of the Audit and Risk Committee and the Compensation Committee comprise the members of the Corporate Governance and Nominating Committee. The members of the Corporate Governance and Nominating Committee are Mr. Scott (Chair), Mr. Crossgrove and Mr. Mendelson. This Committee held four meetings during 2004.

                             EXECUTIVE COMPENSATION

The following table sets out certain information regarding the annual and long-term compensation of the Chief Executive Officer and the other four most highly compensated executive officers serving as executive officers at December 31, 2004 (collectively, the "Named Executive Officers") for the fiscal years ending December 31, 2002, 2003 and 2004. Our executive officers are actually paid in Canadian funds but are converted to and reported in the Summary Compensation Table in U.S. funds to comply with U.S. regulatory reporting requirements. As further described in the notes following the Summary Compensation Table, fluctuations in the exchange rate between the U.S. dollar and the Canadian dollar, and conversion of amounts between currencies, results in the appearance of increases in compensation above those actually paid in Canadian funds to the Named Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                 ANNUAL COMPENSATION(1)             AWARDS
                                           ------------------------------------  ------------
                                                                   OTHER ANNUAL  SECURITIES      ALL OTHER
                                             SALARY      BONUS     COMPENSATION  UNDERLYING    COMPENSATION
  NAME AND PRINCIPAL POSITION       YEAR      (US$)      (US$)        (US$)      OPTIONS (#)   (US$) (1) (9)
-------------------------------     ----   ----------  ----------  ------------  ------------  -------------
PAUL J. HASTINGS
President and                       2004   640,474(2)  606,449(2)   148,538(5)     120,000          5,958
Chief Executive Officer             2003   545,855     542,713      134,916(5)     100,000          6,651
                                    2002   445,591(3)  119,112(3)    42,914(5)     100,000         26,294

MICHAEL J. DOTY
Senior Vice President and           2004   308,722(2)  167,714(2)    98,305(6)      30,000         11,531
Chief Financial Officer             2003   275,278     146,390      101,565(6)      30,000          6,663
                                    2002   249,381      94,354      173,097(6)      40,500         12,750

MOHAMMAD AZAB
Executive Vice President and        2004   354,590(2)  193,074(2)     4,849         30,000            769
Chief Medical Officer               2003   353,959     171,383        4,936         30,000          6,592
                                    2002   246,932     123,258       23,513         20,250          5,610

WILLIAM J. NEWELL
Senior Vice President and           2004   347,836(2)  189,396(2)     5,719(7)      30,000          5,573
Chief Business Officer              2003   315,540     164,242       10,485(7)      30,000         19,510
                                    2002   162,378(4)   63,954(4)   108,127(7)     200,000            698

ALAIN H. CURAUDEAU
Senior Vice President,              2004   270,674(2)  129,585(2)    31,435(8)      20,000          5,573
Project Planning and Management     2003   241,751     124,967       45,480(8)      20,000          6,570
                                    2002   219,009      72,526       62,863(8)      20,250          5,658

Notes:

(1) Where amounts shown were paid in Canadian funds, the amounts set out in the Summary Compensation Table represent the US dollar equivalent of those payments converted using the following weighted average exchange rates:
      US$1.00 = Cdn.$1.5699 for 2002, US$1.00= Cdn.$1.4004 for 2003 and
      US$1.00=Cdn.$1.30082 for 2004.

2) All salary and bonus amounts for 2004 were paid in Canadian funds. Exchange rate fluctuations between the Canadian dollar and US dollar through 2003 and 2004 make increases in salary and bonus between 2003 and 2004 for Mr. Hastings and other Named Executive Officers appear as a greater percentage increase in U.S. funds than the percentage increase actually paid out in Canadian funds. For example, Mr. Hastings was paid a base salary of Cdn.$764,400 in each of 2002 and 2003 and Cdn.$833,140 in 2004, representing a 0% increase in his base salary between 2002 and 2003 and an approximate 10% increase in his base salary between 2003 and 2004.

(3) Mr. Hastings became President and Chief Executive Officer of QLT on February 17, 2002. His compensation for 2002 was prorated to his start date.

(4) Mr. Newell became an executive officer of QLT on June 10, 2002. His compensation for 2002 was prorated to his start date.

(5) The 2004 amount includes US$122,969 related to the portion of a forgivable home relocation loan that was forgiven. The 2003 amount includes US$125,364 related to the portion of a forgivable home relocation loan that was forgiven. The 2002 amount consists of relocation expenses reimbursed to Mr. Hastings in connection with his relocation to QLT.

(6) The 2004 amount includes US$44,702 relating to tax differential payments and US$40,505 relating to the portion of a forgivable home relocation loan that was forgiven. The 2003 amount includes US$51,472 relating to tax differential payments and US$40,071 relating to the portion of a forgivable home relocation loan that was forgiven. The 2002 amount includes US$59,087 relating to tax differential payments and US$109,887 in relocation expenses reimbursed to Mr. Doty in connection with his relocation to QLT.

(7) The 2002 amount includes US$104,838 in relocation expenses reimbursed to Mr. Newell in connection with his relocation to QLT.

(8) The 2004 amount includes US$23,062 relating to the portion of a forgivable home relocation loan that was forgiven. The 2003 amount includes US$16,621 relating to a tax differential payment and US$22,815 relating to the portion of a forgivable home relocation loan that was forgiven. The 2002 amount includes US$36,786 relating to a tax differential payment and US$20,686 relating to the portion of a forgivable home relocation loan that was forgiven.

(9)   The 2004 amounts represent US$5,958, US$11,531, US$769, US$5,573 and
      US$5,573 in matching contributions to a registered retirement savings plan for each of Messrs. Hastings, Doty, Azab, Newell and Curaudeau, respectively.

         EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-
                              CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACTS

Mr. Paul J. Hastings, President and Chief Executive Officer

In 2001, Mr. Hastings entered into an employment agreement with QLT under which he was appointed President and Chief Executive Officer of QLT effective February 17, 2002 for an indefinite term. Under the terms of Mr. Hastings' employment agreement, Mr. Hastings was entitled to a one-time signing bonus of US$25,000 and a starting annual base salary of at least US$500,000 (subject to annual increases approved by the Board and disclosed in the Summary Compensation Table), target cash incentive compensation under QLT's cash incentive compensation plan and other standard health and retirement benefits. As part of the employment agreement, Mr. Hastings was awarded an option to purchase 500,000 QLT common shares on December 18, 2001 and is entitled to receive an annual option grant to purchase at least 100,000 QLT common shares commencing April 2002.

Pursuant to his employment agreement, in February 2002, Mr. Hastings also received a home relocation loan equal to US$400,000 in the form of a four year forgivable non-interest bearing loan which is secured against Mr. Hastings' residence. The loan is forgivable in four equal annual instalments of US$100,000 for each year of continuous employment of Mr. Hastings. In the event that Mr. Hastings' employment ceases prior to the end of the four-year term, then, in the case of his resignation or termination for cause, the remaining balance would be converted into an interest-bearing term loan for the remaining portion of the four-year term on standard commercial conditions for residential mortgages, or, in the case of Mr. Hastings' termination without cause or due to death, the entire amount then outstanding under the loan would be forgiven by QLT.

In the event that QLT terminates Mr. Hastings' employment without cause, Mr. Hastings is entitled to payment of salary and cash incentive compensation earned to the date of termination and (a) 24 months' notice or pay in lieu of notice equal to (i) 24 months' base salary, and (ii) cash incentive compensation for the 24 month severance period, and (b) an amount equal to 10% of his base salary during the severance period to compensate for the cost of lost health-related benefits.

Employment Agreements with Other Named Executive Officers

Dr. Azab and Messrs. Doty, Newell and Curaudeau have each entered into employment agreements with QLT which are similar in form. Under his employment agreement, each executive officer is entitled to base salary, cash incentive compensation under QLT's cash incentive compensation plan, participation in QLT's stock option plan and other standard health and retirement savings benefits. Mr. Curaudeau and Mr. Doty were also granted home relocation loans under their employment agreements, as described below. The home relocation loans are non-interest bearing loans secured against the residence of the particular executive officer. The home relocation loans are forgivable in equal annual instalments over a stated term for each year of continuous employment with QLT. In the event that the employment of the executive officer ceases prior to the end of the loan term, the remaining portion of the loan balance would be converted into an interest-bearing term loan for the remaining portion of the term on standard commercial conditions for residential mortgages. Except as stated below, in the event that QLT terminates the employment of the executive officer without cause, the employment agreements provide that each executive officer is entitled to 6 months' notice (or in the case of Mr. Doty, 12 months) or pay in lieu of notice equal to (a) 6 months' (or in the case of Mr. Doty, 12 months) base salary plus one additional months' base salary for each year of service, (b) payment of salary and bonus earned to the date of termination and (c) an amount to compensate the executive officer for lost benefits during the notice period.

(a) Dr. Mohammad Azab, Executive Vice President, Research and Development, and Chief Medical Officer

Dr. Azab was promoted to Executive Vice President, Research and Development and Chief Medical Officer in 2003. In 2003, Dr. Azab entered into a new employment agreement with QLT confirming his employment in this position for an indefinite term. Under the terms of Dr. Azab's employment agreement, Dr. Azab was originally entitled to a starting annual base salary of at least US$290,000 (subject to annual increases approved by the Board and disclosed in the Summary Compensation Table) and the other compensation and benefits described above.

(b)   Mr. Alain H. Curaudeau, Senior Vice President, Project Planning and
      Management

Mr. Curaudeau entered into an employment agreement with QLT in 2000 and has been appointed as Senior Vice President, Project Planning and Management for an indefinite term. Under the terms of Mr. Curaudeau's employment agreement, Mr. Curaudeau was originally entitled to a starting annual base salary of at least US$170,000 (subject to annual increases approved by the Board and disclosed in the Summary Compensation Table), certain tax differential payments and the other compensation and benefits described above. Pursuant to his employment agreement, in October 2000, Mr. Curaudeau also received a home relocation loan equal to US$100,624 in the form of a five-year non-interest bearing loan, forgivable in five equal annual instalments of US$23,062 for each year of continuous employment with QLT and otherwise subject to the terms described above.

(c)   Mr. Michael J. Doty, Senior Vice President and Chief Financial Officer

Mr. Doty entered into an employment agreement with QLT in 2001 in which he was appointed as Senior Vice President and Chief Financial Officer of QLT for an indefinite term. Under the terms of Mr. Doty's employment agreement, Mr. Doty was originally entitled to a starting annual base salary of at least US$240,000 (subject to annual increases approved by the Board and disclosed in the Summary Compensation Table), certain tax differential payments and other compensation and benefits described above. Pursuant to his employment agreement, in April 2002, Mr. Doty also received a home relocation loan equal to US$100,000 in the form of a three-year non-interest bearing loan, forgivable in three equal annual instalments of US$33,333.33 for each year of continuous employment with QLT and otherwise subject to the terms described above.

(d)   Mr. William J. Newell, Senior Vice President and Chief Business Officer

Mr. Newell entered into an employment agreement with QLT in 2002 in which he was appointed as Senior Vice President and Chief Business Officer of QLT, effective June 10, 2002, for an indefinite term. Under the terms of Mr. Newell's employment agreement, Mr. Newell was originally entitled to a starting annual base salary of at least US$290,000 (subject to annual increases approved by the Board and disclosed in the Summary Compensation Table) and other compensation and benefits described above.

CHANGE OF CONTROL AGREEMENTS

Separate change of control agreements have been entered into with all executive officers of QLT, including the President and Chief Executive Officer. The change of control agreements provide that, in the event of termination by QLT of that executive officer's employment without cause or by the executive officer for good reason (as the terms "cause" and "good reason" are defined in the agreements) within a period of 24 months following a change of control in QLT, each executive officer will receive a severance payment equal to 18 months' (or in the case of the President and Chief Executive Officer, 36 months') base salary, an annual cash incentive compensation entitlement (calculated at the maximum cash incentive compensation entitlement that would otherwise have been paid during the severance period), amounts in lieu of certain other health and retirement benefits for the severance period and relocation expenses. In addition, 100% of the then unvested options granted to the executive officers will vest upon the occurrence of a change of control. A change of control includes an event in which any person acquires 35% or more of the voting securities of QLT, the sale of all or substantially all of the assets of QLT (other than to an affiliate of QLT or to an entity in which QLT's shareholders held 65% of the voting securities prior to the sale), a merger or other reorganization involving QLT in which the original shareholders of QLT own less than 65% of the resulting merged entity, or a change in the majority of the Directors on the Board of QLT in any two consecutive years.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

The following table provides information regarding options granted to our Named Executive Officers during the 2004 fiscal year. Information on QLT stock option plans can be found in QLT's Form 10-K, which can be accessed through SEDAR at www.sedar.com and EDGAR at www.sec.gov. QLT's Form 10-K is also posted on QLT's website at www.qltinc.com.




                                     INDIVIDUAL GRANTS
                     --------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                     NUMBER OF    % OF TOTAL                              ASSUMED ANNUAL RATES OF STOCK
                     SECURITIES    OPTIONS     EXERCISE                   PRICE APPRECIATION FOR OPTION
                     UNDERLYING   GRANTED TO   PRICE(1)                          TERM (CDN.$)(3)
                      OPTIONS      EMPLOYEES    (CDN.$/    EXPIRATION     -----------------------------
      NAME           GRANTED(1)   IN 2004(2)    SHARE)        DATE              5%            10%
------------------   ----------   ----------   --------   -------------   ------------   --------------
Paul J. Hastings      120,000       13.6%       $ 32.85   March 9, 2009   $  1,088,429   $  2,404,973

Michael J. Doty        30,000        3.4%       $ 32.85   March 9, 2009   $    272,107   $    601,243

Mohammad Azab          30,000        3.4%       $ 32.85   March 9, 2009   $    272,107   $    601,243

William J. Newell      30,000        3.4%       $ 32.85   March 9, 2009   $    272,107   $    601,243

Alain H. Curaudeau     20,000        2.3%       $ 32.85   March 9, 2009   $    181,405   $    400,829

Notes:

(1) The options listed in the table vest in 36 equal monthly instalments. In the event an executive officer's employment is terminated without cause, 50% of the options then unvested will automatically vest. Whether or not an executive officer's employment terminates in connection with a change of control, 100% of the then unvested options will vest upon such a change of control. The options expire five years from the date of grant, unless terminated earlier as a result of termination of employment. The exercise price per share is equal to the fair market value of a common share of QLT on the grant date based on the Canadian dollar closing price on the Toronto Stock Exchange immediately prior to the grant.

(2) QLT granted stock options to purchase 880,200 common shares of QLT to our employees in 2004.

(3) Gains are reported net of option exercise price, but before income taxes associated with such exercises. The assumed rates of appreciation are prescribed by the SEC for illustrative purposes only and are not intended to forecast or predict future share prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the common shares and overall market conditions, as well as the optionholders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

The following table provides information with respect to option exercises during the 2004 fiscal year by our Named Executive Officers and the number and value of unexercised options held as at December 31, 2004.

                                                      NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE-MONEY
                       SHARES                        UNDERLYING UNEXERCISED                 OPTIONS AT
                     ACQUIRED ON      VALUE       OPTIONS AT DECEMBER 31, 2004     DECEMBER 31, 2004(2) (CDN.$)
                      EXERCISE     REALISED (1)   ----------------------------   ---------------------------------
                         (#)         (CDN.$)      EXERCISABLE    UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
                     -----------   ------------   -----------    -------------   -----------       ---------------
Paul J. Hastings            -               -       649,444        170,556        $ 342,998         $  245,002

Michael J. Doty             -               -       112,168         37,250        $ 102,900         $   73,500

Mohammad Azab          17,900         $11,816       133,000         37,250        $ 102,900         $   73,500

William J. Newell           -               -       191,667         68,333        $ 102,900         $   73,500

Alain H. Curaudeau          -               -        93,866         25,583        $  68,602         $   48,998

Notes:

(1) Value realised is (i) the fair market value on the date of exercise, less the option price, times (ii) the number of options exercised.

(2) Amounts are based on the closing price of QLT common shares at December 31, 2004, as reported on the Toronto Stock Exchange. There is no guarantee that if and when these options are exercised they will have this value. An option is "in-the-money" if the fair market value of the underlying shares exceeds the exercise price of the option.

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

No Directors, executive officers or senior officers of QLT or any subsidiaries thereof, or proposed nominees for election as a Director of QLT, are currently indebted to QLT or its subsidiaries, except for routine indebtedness of executive officers in connection with the purchase of their homes as part of relocation packages pursuant to their employment agreements, which loans are secured by mortgages registered against their homes. The home relocation loans made to QLT's Named Executive Officers are described above (see "Employment Contracts, Termination of Employment and Change of Control Arrangements"). Effective July 30, 2002, and in accordance with the Sarbanes-Oxley Act, QLT no longer offers its executive officers housing loans as part of their relocation assistance. The loans extended to QLT's executive officers prior to July 30, 2002 remained in effect in accordance with their then existing terms and conditions.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

2004 was a year of growth and significant achievement for QLT. In 2004, QLT completed the acquisition of Atrix Laboratories, Inc., a biopharmaceutical company headquartered in Fort Collins, Colorado. In so doing, QLT met its long-term goal of significantly broadening its pipeline with both development and commercial products. In addition, 2004 marked the year in which QLT successfully secured reimbursement from the Centre for Medicare and Medicaid Services in the US for the use of Visudyne(R) with certain additional forms of wet AMD which, in part, contributed to yet another year of growth in sales of and revenue from Visudyne(R). All the while, we continue to emphasize good governance and integrity as cornerstones of our business and business practices.

COMMITTEE DUTIES

The goal of the Compensation Committee is to manage an executive compensation program that motivates and retains executives and rewards business successes which have the potential to increase shareholder value. The mandate of the Compensation Committee is set out in a charter, and includes the responsibility of the Compensation Committee to oversee QLT's compensation structure, policies and programs; direct the compensation philosophy for QLT's executive officers; review individual performance of QLT's executive officers; and make recommendations to the Board regarding individual executive officer compensation.

EXECUTIVE COMPENSATION POLICIES

QLT's executive compensation program is designed to attract, retain and motivate executive officers to achieve important corporate and individual performance objectives, and to reward them when those objectives are met. In considering executive compensation at QLT, the Compensation Committee ensures that QLT's total compensation program is competitive, supports QLT's overall strategy and objectives, and reflects both risk and reward for our executive officers. At the foundation of the Compensation Committee's philosophy is the principle that there should be both consequences for underperformance and incentives for outstanding performance. This is achieved through a compensation program that emphasizes different components which make up the "pay mix" for each executive officer. QLT's compensation strategy targets each component of the total compensation amount to fall between the 50th and the 75th percentile of its comparator group. QLT's comparator group for compensation purposes is an industry-specific sample of North American biotechnology companies, primarily from the U.S., a substantial number of which are included in the NASDAQ Biotechnology Index.

The Compensation Committee obtains information from a number of sources, including North American surveys and reports on executive compensation in the biotechnology industry, as well as internally generated reports of executive compensation practices of a sub-group consisting of profitable biotechnology companies. To assist with its evaluation of executive compensation, the Compensation Committee has sole authority to retain and terminate independent compensation consultants. To ensure that the Compensation Committee continues to benefit from independent, expert compensation advice, in early 2005, the Compensation Committee obtained the advice of an independent, internationally recognized, human resources compensation consulting firm to review and report on QLT's executive compensation program and the best practices and emerging trends in executive compensation in the biotechnology industry.

WHAT ARE THE SPECIFIC COMPONENTS OF QLT'S EXECUTIVE COMPENSATION?

There are three major elements to QLT's executive compensation. They are:

      -     Base salary; and

      -     Pay-at-Risk Compensation, consisting of:

            - Variable performance-based compensation, consisting of annual cash bonuses based on individual and corporate performance to pre-set goals and objectives; and

            - Performance-based equity compensation, consisting of annual grants of long-term stock options.

HOW DO WE DETERMINE BASE SALARIES FOR EXECUTIVE OFFICERS?

In determining whether to increase the base salary for a particular executive officer, the Compensation Committee considers the results of each executive officer's individual annual performance review described below, comparative survey data for equivalent executive positions in the industry, along with the other elements of compensation received by QLT's executive officers.

In order to attract executive officers with significant industry and international experience, QLT often recruited executive officers from the U.S. or abroad and was competing with other employers in the U.S. and elsewhere for the same candidates. To be competitive, QLT often agreed to set their compensation in U.S. dollars. In early 2004, we re-evaluated our practice of U.S. currency based compensation and decided that all executive officers that reside in Canada should have their compensation permanently converted to Canadian funds. In making that decision, the Compensation Committee noted that the continued strengthening of the Canadian dollar against the U.S. dollar was having the effect of decreasing the compensation of our President and Chief Executive Officer and our other executive officers in local, Canadian currency. In addition, the Compensation Committee considered that, given QLT's position in the industry today, payment of compensation in Canadian currency was no longer a significant hurdle to attracting or retaining our executives. The rate used to convert salary and other compensation was a rate of U.S.$1.00=Cdn.$1.5148, the same rate utilized in 2003 to executive officer compensation from U.S. to Canadian funds. While the Compensation Committee recognized exchange rates had fluctuated between 2003 and 2004, the chosen exchange rate was considered to reflect a fair rate to ensure that the income of our executive officers in Canadian funds was not affected by those exchange rate fluctuations.

HOW DO WE DETERMINE ANNUAL BONUSES FOR EXECUTIVE OFFICERS?

QLT has always had a compensation philosophy that includes a pay-at-risk component. The annual cash incentive bonus represents income at risk - it is only paid if and to the extent certain pre-determined goals and objectives are met, with minimum performance thresholds required to earn any incentive compensation, as well as maximum payouts geared towards rewarding extraordinary performance, the terms of which are defined in identified "stretch" (or extraordinary) goals.

The annual cash incentive compensation that each executive officer is eligible to receive is based on a pre-determined target percentage of the base salary for each executive officer and varies by position among the executive officers as follows:

                                                                            Weighting between
                                                  Range of Possible Bonus     Corporate and
                             Target Bonus (as a   Payment (as a % of base       Individual
           Level             % of base salary)          salary)                   Goals
--------------------------   ------------------   -----------------------   -----------------
Chief Executive Officer            75%                  0 - 150%            100% Corporate

Chief Financial Officer,           45%                  0 - 90%             80% Corporate/20%
Chief Business Officer and                                                  Individual
Chief Medical Officer

Other Senior Vice                  40%                  0 - 80%             75% Corporate/25%
Presidents                                                                  Individual

Vice President who are             40%                  0 - 80%             75% Corporate/25%
Executive Officers                                                          Individual

Individual Goals. The individual goals used in determining cash incentive compensation are primarily objective and measurable goals. The individual goals relate to the individual executive officer's area of responsibility and are designed to facilitate the achievement of QLT's corporate goals. It is possible for an executive officer to attain between 0% and 200% of his or her individual goals depending on performance. The extent to which those individual goals have been achieved or exceeded is determined largely from the annual performance evaluations prepared by the President and Chief Executive Officer for each of the other executive officers. Cash incentive compensation for the President and Chief Executive Officer is determined based solely on achievement of corporate goals, not individual goals. In the course of that evaluation process, individual goals are also set for each executive officer for the following year.

Corporate Goals. In early 2004, on the recommendation of the Compensation Committee, the Board approved specific minimum target and stretch goals for QLT to achieve. The corporate goals used by the Compensation Committee in determining cash incentive compensation are also primarily objective and measurable goals designed to reflect the advancement of QLT's business and the potential for increased shareholder value. The corporate goals for 2004 are described below under the heading "Summary of the Compensation of the Chief Executive Officer in 2004".

HOW DO WE DETERMINE EQUITY COMPENSATION FOR EXECUTIVE OFFICERS?

In evaluating equity compensation of our executive officers, the Compensation Committee considers the number and value of stock options then held by the executive officers, the level of responsibility that the executive officer has in QLT, the performance of the executive officer in the year and any pre-existing contractual obligations that QLT may have to that executive officer with respect to minimum annual stock option grants.

All options issued to QLT's executive officers are exercisable for a term of five years and vest in 36 equal monthly instalments. In the event an executive officer's employment is terminated without cause (other than due to a change of control), 50% of the options then unvested will automatically vest. Whether or not the executive officer's employment with QLT continues, 100% of the then unvested options will vest upon the occurrence of a change of control of QLT.

OTHER BENEFITS

QLT provides a limited number of additional benefits to its executive officers. All of QLT's executive officers receive medical, dental, disability and life insurance benefits, which are made generally available to all employees. In addition, in order to attract experienced and talented management, QLT will sometimes provide one-time signing or relocation bonuses to our executive officers and, where applicable, reimburse relocation costs, immigration fees, tax advisory fees and provide tax differential payments for a period of time to compensate executive officers who are being relocated from a lower tax jurisdiction to QLT.

SUMMARY OF THE COMPENSATION OF THE CHIEF EXECUTIVE OFFICER IN 2004

The compensation of the Chief Executive Officer of QLT is reviewed annually by the Compensation Committee and submitted to the Board for approval. The Chief Executive Officer is eligible to participate in the same executive compensation plans available to other executive officers of QLT.

Base Salary

In early 2004, after reviewing the BioWorld Executive Compensation Survey, an external report on chief executive officer compensation specific to the biotechnology industry, the Compensation Committee determined that Mr. Hastings' base salary for 2004 should increase by 10% (or US$50,000) to US$550,000. In making that determination, the Compensation Committee considered that Mr. Hastings had not received any increase in his base salary since starting with QLT in February 2002.

In addition, as discussed above, as Mr. Hastings resides in Canada, the Compensation Committee noted that the continued strengthening of the Canadian dollar against the U.S. dollar was having the effect of decreasing Mr. Hastings' compensation in local, Canadian, currency. As a result, in order to avoid future issues resulting from continued exchange rate fluctuations, effective January 1, 2004, the Compensation Committee permanently converted the 2004 compensation paid to Mr. Hastings from US$550,000 to Cdn.$833,140 at a fixed rate of exchange of U.S.$1.00 = Cdn.$1.5148.

Cash Incentive Compensation

For 2004, the Compensation Committee recommended a target for Mr. Hastings' cash incentive compensation equal to 75% of his base salary. Mr. Hastings was eligible to earn anywhere from 0 - 200% of that amount depending on the extent to which predetermined corporate target and stretch goals were achieved. Since it is the responsibility of Mr. Hastings to lead QLT to achieve its corporate goals, Mr. Hastings' entitlement to cash incentive compensation is based entirely on the extent to which QLT achieved or exceeded its corporate goals in 2004.

The Compensation Committee and Board set a total of nine goals for QLT for 2004. The following describes the nature and relative weighting of those goals:

1.    40% - if certain pre-determined business development goals were achieved;

2. 20% - if certain pre-determined earnings-per-share ("EPS") for QLT for 2004 were achieved;

3. 10% - if certain pre-determined Visudyne(R)sales levels were achieved for 2004; and

4. 30% to the achievement of the six other corporate goals, five of which were related to the achievement of pre-determined research and development milestones and a sixth, subjective, goal related to the maintenance of a high-performance working environment and corporate culture, each of which was given equal weighting in determining the extent to which the 30% target had been achieved.

To reflect the relative value of each achievement to the resulting value for QLT and our shareholders, within each goal the Compensation Committee set out criteria which must be met for the goal to be met or exceeded (stretch goals).

The acquisition of each of Atrix Laboratories, Inc. and Kinetek Pharmaceuticals Inc. were significant achievements for QLT in 2004. The Atrix acquisition brought with it drug delivery platform technologies, mid and late stage clinical products, marketed products and a number of strong pharma and biotech partnerships. As a result of the Atrix acquisition, QLT achieved its pre-determined business development goals. In addition, the Kinetek acquisition also brought with it a solid and exciting drug discovery capability and platform research technology, as well as tax losses that can be utilized by QLT. This incremental financial and technology benefits from the Kinetek acquisition also contributed towards QLT achieving and exceeding that goal. In addition, QLT exceeded both its EPS and Visudyne(R) sales targets. Of the remaining 6 goals, each was determined to be achieved but not exceeded.

As a result, based on that analysis and the recommendation of the Compensation Committee, the Board determined that the level of achievement of the corporate goals was 132.25% for 2004. However, although the specific goal which measured the success of the acquisition of Atrix was achieved, the Compensation Committee recommended that a portion of the payout related to that goal be held back and paid out on or before March 2007 if the executive officers are able to effectively and successfully integrate Atrix with QLT. As a result, based on the achievement of the corporate goals for 2004 as described above, on the recommendation of the Compensation Committee, the Board awarded Mr. Hastings a cash incentive compensation amount equal to U.S.$606,449 or approximately 94.7% of his base salary for 2004. In addition, approximately U.S. $28,751 will be held back and paid to Mr. Hastings on or before March 2007 if the successful integration of Atrix continues.

Stock Options

In determining the size of the equity awards granted to Mr. Hastings, the Compensation Committee follows the same performance-based guidelines described above for the determination of equity awards granted to the other executive officers. In March 2004, in recognition of his performance in 2003, the Compensation Committee granted to Mr. Hastings options to purchase 120,000 common shares at an exercise price of Cdn.$32.85 per common share. In March 2005, in recognition of his performance during 2004, Mr. Hastings was granted options to purchase 100,000 common shares at an exercise price of Cdn.$15.02 per common share.

COMPOSITION OF THE COMPENSATION COMMITTEE

In 2004, the Compensation Committee was composed solely of non-employee, independent directors, namely Mr. Alan Mendelson (Chair), Mr. Boyd Clarke and Mr. Ronald Henriksen. Until QLT's annual general meeting in May of 2004, Mr. Crossgrove had been a member of the Compensation Committee. In light of his continuing duties on both the Audit and Risk Committee and Corporate Governance Committee, Mr. Crossgrove stepped down from the Compensation Committee and was replaced by Mr. Clarke. Mr. Mendelson is a partner at the law firm of Latham & Watkins LLP, a law firm that provided legal advice to QLT in 2004 in connection with the acquisition by QLT of Atrix. The Board carefully evaluated that relationship and determined that the relationship did not affect Mr. Mendelson's independence.

         Alan C. Mendelson (Chair), Boyd C. Clarke, Ronald D. Henriksen
                 MEMBERS OF THE EXECUTIVE COMPENSATION COMMITTEE

                          SHARE PRICE PERFORMANCE GRAPH

The graph below compares cumulative total shareholder return on the common shares of QLT for the last five fiscal years with the total cumulative return of the S&P/TSX Composite Index, the NASDAQ Total Return Pharmaceutical Industry Index and the NASDAQ Biotechnology Index over the same period.

                        [SHARE PRICE PERFORMANCE GRAPH]

                                   Dec. 31,       Dec. 29,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                     1999           2000           2001           2002           2003           2004
                                   --------       --------       --------       --------       --------       --------
QLT Total Return                    100.00          49.47          47.65          15.76          28.82          22.62
S&P/TSX Composite Index             100.00         106.18          91.38          78.62          97.71         109.90
NASDAQ Pharmaceutical
Stocks Total Return                 100.00         129.59         117.32          75.08          90.45          89.29
NASDAQ Biotechnology Index          100.00         127.78         113.74          61.59          73.77          72.58

The graph above assumes Cdn.$100 invested on December 31, 1999 in common shares of QLT and in each index. The share price shown above for the common shares is historical and not indicative of future price performance. Since the NASDAQ Biotechnology Index better reflects QLT's peer group than the NASDAQ Total Return Pharmaceutical Industry Index, QLT intends to compare itself to the NASDAQ Biotechnology Index and the S&P/TSX Composite Index in the future.

                     REPORT OF THE AUDIT AND RISK COMMITTEE

The Audit and Risk Committee reviews QLT's financial reporting processes on behalf of the Board.

The Audit and Risk Committee met with management of QLT and QLT's independent auditors, Deloitte & Touche LLP, regularly during the year to review management's assessment of the effectiveness of QLT's internal control over financial reporting and the auditors evaluation of QLT's internal control over financial reporting. The Audit and Risk Committee discussed these matters with QLT's independent auditors and with appropriate financial personnel in QLT. The Audit and Risk Committee also discussed with QLT's senior management and the independent auditors the disclosure controls and procedures which were designed by QLT's Chief Executive Officer and Chief Financial Officer and received their report thereon in advance of their making the certifications required by the SEC and the Sarbanes-Oxley Act for QLT's periodic report filings with the SEC.

As part of its controls procedures, the Audit and Risk Committee approves each year the appointment of QLT's external auditors and the proposed fees to be paid for the audit services. In addition, QLT may not engage its external auditors to provide non-audit services unless the nature and cost of those services have also been pre-approved by the Audit and Risk Committee.

During 2004 the Board revised the Charter of the Audit and Risk Committee to better reflect its current responsibilities and to set out additional responsibilities recently delegated to the Audit and Risk Committee by the Board. A copy of the Charter is attached as Exhibit D and is also posted on QLT's website at www.qltinc.com. In accordance with the revised Charter, the Audit and Risk Committee now oversees compliance by QLT and management with QLT's Code of Ethics.

The Audit and Risk Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2004 with the management of QLT. In addition, the Audit and Risk Committee has discussed with the independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Risk Committee has received the written disclosures and the letter from the auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the auditors the independence of the auditors. The Audit and Risk Committee has received the report of the Chief Executive Officer and the Chief Financial Officer with respect to their assessment of the effectiveness of QLT's internal control over financial reporting. Based on the discussions and reviews noted above, the Audit and Risk Committee recommended to QLT's Board that the audited consolidated financial statements be included in QLT's Annual Report on Form 10-K for fiscal year 2004.

         Peter A. Crossgrove (Chair), Ronald D. Henriksen, L. Jack Wood
                     MEMBERS OF THE AUDIT AND RISK COMMITTEE

                       APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Deloitte & Touche LLP served as independent auditors for QLT for the year ended December 31, 2004. Upon the unanimous recommendation of the Audit and Risk Committee, the Board has proposed that Deloitte & Touche LLP continue in this capacity in 2005. Deloitte & Touche LLP were first appointed as independent auditors of QLT in 1983. The affirmative vote of the holders of a majority of the common shares represented in person or by proxy at the Annual Meeting and entitled to vote on this resolution will be required for approval.

BOTH THE PRESIDENT AND CHAIRMAN INTEND TO VOTE THE COMMON SHARES REPRESENTED BY PROXIES FOR WHICH EITHER OF THEM IS APPOINTED PROXYHOLDER "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AT A REMUNERATION TO BE FIXED BY THE AUDIT AND RISK COMMITTEE. If the resolution is not adopted, the Business Corporations Act (British Columbia) provides that the current auditors, Deloitte & Touche LLP, will continue to act for QLT until such time as the shareholders approve alternate auditors.

For the years ended December 31, 2004 and 2003, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") as follows:

             FISCAL YEAR ENDED                          2004(1)                 2003(1)
             -----------------                       --------------          -------------
Audit Fees (for audit of QLT's annual                  US$  942,332            US$ 391,473
financial statements for the respective
year, reviews of QLT's quarterly financial
statements and services provided in
connection with statutory and regulatory
filings)
Audit-Related Fees                                     US$  118,875(2)                  -
Tax Fees (Tax compliance, tax advice and               US$    4,036            US$ 85,176
planning)
All Other Fees                                                    -                     -
                                                     --------------          ------------
TOTAL FEES                                             US$1,065,243            US$476,649
                                                     --------------          ------------

(1) Where amounts shown were paid in Canadian funds, the amounts set out in the above table represent the US dollar equivalent of those payments converted using the following weighted average exchange rate: US$1.00 = Cdn.$1.4004 for 2003 and US$1.00 = Cdn.$1.30082 for 2004.

(2) Audit related fees represent fees for due diligence services and other assistance related to QLT's acquisition of Atrix (US$79,228), for services to assist QLT with the requirements of the Sarbanes-Oxley Act (US$38,053) and the subscription fee for QLT's subscription to Deloitte & Touche's Accounting Research Database (US$1,594).

The Audit and Risk Committee considered and concluded that the provision by Deloitte & Touche LLP of such audit and tax related services, and other services as were provided to QLT in 2003 and 2004, is compatible with maintaining the independence of Deloitte & Touche LLP.

QLT has been advised that a representative of Deloitte & Touche LLP will attend the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

              CONFIRMATION AND APPROVAL OF SHAREHOLDER RIGHTS PLAN

The shareholders will be asked at the Annual Meeting to adopt a resolution (the "Rights Plan Resolution"), as set out in Exhibit A, confirming and approving the Amended and Restated Shareholder Rights Plan Agreement (the "Rights Plan Agreement") between QLT and Computershare Investor Services Inc., as Rights Agent, dated as of April 8, 2005.

On March 11, 2002, the Board adopted a Rights Plan Agreement to replace the Rights Plan that was initially adopted on March 17, 1992. The successor Rights Plan Agreement became effective on March 17, 2002, was amended and restated by the Board as of April 8, 2002, and as so amended and restated was approved by the shareholders at the annual meeting of QLT held on April 25, 2002. By its terms, the Rights Plan Agreement will continue in effect only if is confirmed and approved by the shareholders at the 2005 Annual Meeting. In April 2005, the Board approved certain minor non material amendments to the Rights Plan Agreement which are described below under "April 2005 Amendments". In the confirmation and approval process, the Board is recommending that shareholders approve the Rights Plan Agreement as so amended.

The terms of the Rights Plan Agreement, as amended and currently in effect, are summarized below, and the complete text of the Rights Plan Agreement is posted on QLT's website at www.qltinc.com. The Rights Plan Agreement has also been filed and is available on SEDAR and EDGAR at www.sedar.com and www.sec.gov.

Confirmation and approval of the Rights Plan Agreement will require the affirmative vote of a majority of the common shares held by Independent Shareholders (within the meaning of the Rights Plan Agreement) represented in person or by proxy at the Annual Meeting. If the Rights Plan Agreement is not confirmed and approved, it will automatically terminate. If confirmed and approved, the Rights Plan Agreement will remain in effect until the annual meeting of QLT to be held in 2008, unless terminated earlier.

RECOMMENDATION OF THE BOARD

The Board has determined that the Rights Plan Agreement continues to be in the best interests of QLT and its shareholders and unanimously recommends that shareholders vote in favor of the Rights Plan Resolution approving the Rights Plan Agreement.

BOTH THE CHIEF EXECUTIVE OFFICER OF QLT AND THE CHAIRMAN OF THE BOARD INTEND TO VOTE THE SHARES REPRESENTED BY PROXIES, IN WHICH EITHER OF THEM IS DESIGNATED A PROXY HOLDER, "FOR" THE CONFIRMATION AND APPROVAL OF THE RIGHTS PLAN AGREEMENT, UNLESS AUTHORITY TO VOTE IN FAVOR OF THE RIGHTS PLAN RESOLUTION IS WITHHELD.

Confirmation and approval of the Rights Plan Agreement is not sought in response to or in anticipation of any pending or threatened take-over bid or offer for the common shares of QLT. The Board does not have any current intention of implementing any other proposal having an anti-take-over effect, although certain provisions of QLT's existing and proposed charter documents may have such an effect (see "EXISTING AND PROPOSED CHARTER PROVISIONS", below).

The Rights Plan Agreement has a Permitted Bid feature that allows a take-over bid to proceed without triggering the dilutive effects of the Rights Plan Agreement provided it meets certain minimum standards of fairness and disclosure, even if the Board does not support the bid. The Rights Plan Agreement does not require a special shareholders' meeting to be called to approve a Permitted Bid.

APRIL 2005 AMENDMENTS

The amendments to the Rights Plan Agreement approved by the Board in April 2005 are limited in number and effect. The amendments include (i) replacing references to the Company Act (British Columbia) with references to the Business Corporations Act (British Columbia), reflecting British Columbia's adoption of the Business Corporations Act (British Columbia) to replace the Company Act (British Columbia); (ii) adding the manager of a mutual fund to the list of parties that are not deemed to "Beneficially Own" any security so long as they are not making a Take-over Bid and have not announced an intention to make a Take-over Bid (as defined in the Rights Plan Agreement); (iii) amending the procedure for determining the "Market Price" (as defined in the Rights Plan Agreement) of securities for which no quoted prices are available whereby the Market Price is to be determined by a nationally and internationally recognized investment banking firm selected by the Board as opposed to by the Board as in the Rights Plan Agreement previously provided; (iv) removing the requirement that a "Permitted Bid" be on identical terms to all holders; (v) removing the discretion of the Board to alter the Exercise Price of the Rights without the approval of the holders of Voting Shares (as defined in the Rights Plan Agreement) or Rights; and (vi) the correction of certain typographical and similar errors.

BACKGROUND TO THE RIGHTS PLAN AGREEMENT

The Rights Plan Agreement has been designed to protect shareholders from unfair, abusive or coercive take-over strategies, including the acquisition of control of QLT by a bidder in a transaction or series of transactions that may not treat all shareholders fairly nor afford all shareholders an equal opportunity to share in the premium paid upon an acquisition of control. The Rights Plan Agreement was adopted to provide the Board with sufficient time, in the event of a public take-over bid or tender offer for the common shares of QLT, to pursue alternatives which could enhance shareholder value. These alternatives could involve the review of other take-over bids or offers from other interested parties to provide shareholders desiring to sell their QLT common shares with the best opportunity to realise the maximum sale price for their common shares. In addition, with sufficient time, the Board would be able to explore and, if feasible, advance alternatives to maximize share value through possible corporate reorganizations or restructuring. The Directors need time in order to have any real ability to consider these alternatives.

POTENTIAL ADVANTAGES OF THE RIGHTS PLAN AGREEMENT

The Board believes that under the current rules relating to take-over bids and tender offers in Canada there is not sufficient time for the Directors to explore and develop alternatives for the shareholders such as possible higher offers or corporate reorganizations or restructurings that could maximize shareholder value. Under current rules, a take-over bid must remain open in Canada for a minimum of 35 days. Accordingly, the Directors believe the Rights Plan Agreement continues to be an appropriate mechanism to ensure that they will be able to discharge their responsibility to assist shareholders in responding to a take-over bid or tender offer.

In addition, the Board believes that the Rights Plan Agreement will encourage persons seeking to acquire control of QLT to do so by means of a public take-over bid or offer available to all shareholders. The Rights Plan Agreement will deter acquisitions by means that deny some shareholders the opportunity to share in the premium that an acquiror is likely to pay upon an acquisition of control. By motivating would-be acquirors to make a public take-over bid or offer or to negotiate with the Board, shareholders will have the best opportunity of being assured that they will participate on an equal basis, regardless of the size of their holdings, in any acquisition of control of QLT.

The Rights Plan Agreement is not intended to prevent a take-over or deter fair offers for securities of QLT. The Board believes that the Rights Plan Agreement will not adversely limit the opportunity for shareholders to dispose of their common shares through a take-over bid or tender offer which provides fair value to all shareholders. The Directors will continue to be bound to consider fully and fairly any bona fide take-over bid or offer for common shares of QLT and to discharge that responsibility with a view to the best interests of the shareholders.

POTENTIAL DISADVANTAGES OF THE RIGHTS PLAN AGREEMENT

Because the Rights Plan Agreement may increase the price to be paid by an acquiror to obtain control of QLT and may discourage certain transactions, confirmation of the Rights Plan Agreement may reduce the likelihood of a take-over bid being made for the outstanding common shares of QLT. Accordingly, the Rights Plan Agreement may deter some take-over bids that shareholders might wish to receive and may make the replacement of management less likely.

SUMMARY OF THE RIGHTS PLAN AGREEMENT

THE FOLLOWING IS A BRIEF DESCRIPTION OF THE SIGNIFICANT PROVISIONS OF THE RIGHTS PLAN AGREEMENT WHICH IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE RIGHTS PLAN AGREEMENT. THE CURRENT VERSION OF THE RIGHTS PLAN AGREEMENT CAN BE ACCESSED THROUGH SEDAR AT WWW.SEDAR.COM AND EDGAR AT WWW.SEC.GOV. IN ADDITION, A COPY OF THE CURRENT VERSION OF THE RIGHTS PLAN AGREEMENT IS POSTED ON QLT'S WEBSITE AT WWW.QLTINC.COM. ALL CAPITALIZED TERMS USED BUT NOT DEFINED IN THE SUMMARY ARE DEFINED IN THE RIGHTS PLAN AGREEMENT.

      Rights Exercise

      Attached to each common share is a Right. In the event of a public announcement that a Person, other than QLT or its Affiliates, has acquired 20% or more of the common shares of QLT, other than through certain Permitted Acquisitions (described below) (defined in the Rights Plan Agreement as an "Acquiring Person"), each exercisable Right will "flip-in" (defined in the Rights Plan Agreement as a "Flip-in Event") to entitle the registered holder to acquire common shares at a 50% discount from the then prevailing Market Price. For example, if at the time of such announcement the Exercise Price (the price, which may be adjusted from time to time as described in the Rights Plan Agreement, at which the holder may purchase common share of QLT upon exercise of the Right) is Cdn.$90 and the common shares have a Market Price of Cdn.$45 each, the holder of each Right would be entitled to purchase 4 common shares for an aggregate price of Cdn.$90 (the number of common shares at 50% of Market Price that can be obtained for the Exercise Price). Any Rights held by an Acquiring Person or its Affiliates or Associates will become void upon the occurrence of a Flip-in Event. Any take-over bid other than a Permitted Bid or Competing Permitted Bid will be prohibitively expensive for the

      Acquiring Person. The Rights Plan Agreement is therefore designed to require any person interested in acquiring more that 20% of the Voting Shares to do so by way of a Permitted Bid or a Competing Permitted Bid. Prior to the Rights being triggered, they will have no value and will have no dilutive effect on the common shares.

      A person will not be an Acquiring Person, and the Rights will not be triggered, if that person becomes the Beneficial Owner of 20% or more of the common shares as a result of Permitted Bid Acquisitions, Voting Share Reductions, Pro-rata Acquisitions, Exempt Acquisitions or Convertible Security Acquisitions (collectively the "Permitted Acquisitions"), or if such person is an underwriter or member of a banking or selling group that acquires shares in QLT in connection with a distribution of securities by way of prospectus or private placement. However, if such person becomes the Beneficial Owner of 20% or more of the common shares by such permitted means and subsequently becomes the Beneficial Owner of additional common shares constituting more than 1% of the common shares outstanding, other than by a Permitted Acquisition, then, as of the date of such additional acquisition, he shall become an Acquiring Person.

      Permitted Bid Requirements

      As discussed above, a Permitted Bid or Competing Permitted Bid will not trigger the dilutive effects of the Rights. A Permitted Bid or Competing Permitted Bid is a Take-over Bid made by take-over bid circular in compliance with certain conditions:

      (a) the bid must be made to all voting shareholders wherever resident as registered on the books of QLT; and

      (b)   the bid contains irrevocable and unqualified provisions that:

            (i) all common shares may be deposited pursuant to the bid at any time prior to the close of business on the date referred to in
                  (ii) below and that all common shares deposited pursuant to the bid may be withdrawn at any time prior to the close of business on such date;

            (ii) no common shares will be taken up or paid for under the bid prior to the close of business on a date which is not less than 60 days following the date of the bid and unless Independent Shareholders have deposited or tendered shares representing more than 50% of the common shares then outstanding pursuant to the bid and not withdrawn such shares; and

            (iii) should the condition referred to in (ii) above be met, the bid will be extended on the same terms for a period of not less than 10 days from the date referred to in (ii) above provided that where a greater number of common shares are deposited than the bidder is bound or willing to acquire pursuant to a bid for less than all of the common shares held by Independent Shareholders, the common shares must be taken up and paid for on a pro rata basis.

      A Competing Permitted Bid may proceed contemporaneously with a Permitted Bid provided it expires on the later of 35 days after the date of the Competing Permitted Bid and 60 days following the date of the earliest Permitted Bid.

      The Board is of the view that the requirement that the bid be made to all registered holders of common shares, wherever resident, is necessary in order to ensure equal treatment for all shareholders.

      In addition to Permitted Bid Acquisitions, share acquisitions pursuant to Voting Share Reductions by QLT, Exempt Acquisitions (including share acquisitions as to which the separation and exercisability of Rights have been waived in accordance with the Rights Plan Agreement, and share acquisitions pursuant to an amalgamation, merger, or other statutory procedure requiring approval of the shareholders), and the exercise of Convertible Securities, generally will not trigger the dilutive effects of the Rights Plan.

      Board of Directors

      The Rights Plan Agreement does not in any way detract from or lessen the duty of the Board to act honestly and in good faith in the best interests of QLT and to consider an offer in accordance with that duty. It is not the intention of the Board to secure the continuance of existing Directors or officers to avoid an acquisition of control of QLT in a transaction that is fair and in the best interests of QLT and its shareholders, or to avoid the fiduciary duties of the Board or of any Director. The proxy mechanism of the Business Corporations Act (British Columbia) is not affected by the Rights Plan Agreement, and a shareholder may use his statutory rights to promote a change in the management or direction of QLT, including the right of shareholders holding not less than 5% of the outstanding common shares to requisition the Board to call a meeting of shareholders.

      Redemption and Waiver

      The Board may, at its option with the approval of a majority of the votes cast by (a) Independent Shareholders, or (b) the holders of Rights, at a duly called meeting, at any time prior to the Separation Time, elect to redeem all but not less than all the Rights at a redemption price of $0.001 per Right and, in that event, the right of holders of Rights to exercise the Rights will terminate. The Board may also, with the approval of a majority of the votes cast by Independent Shareholders at a duly called shareholders' meeting, until the expiration of 10 Business Days following a Flip-in Event, determine to waive the separation and exercisability of Rights in connection with such Flip-in Event. If the Board proposes such a waiver, the Separation Time relating to the Flip-in Event will be extended to occur within 10 Business Days after the meeting at which the waiver was considered.

      The Rights Plan Agreement also gives the Board the right, at its option, to waive the separation and exercisability of the Rights prior to the occurrence of any particular Flip-in Event if it determines that such Flip-in Event would occur pursuant to a Permitted Bid (defined above), but in that event the separation and exercisability of Rights must also be waived as to any other Flip-in Event that would occur pursuant to another Permitted Bid that is made prior to the expiration of the Permitted Bid in respect of which such waiver has been granted. Moreover, Rights may be redeemed after they have separated and become exercisable if (a) such redemption is approved by the holders of the Rights by a majority of the votes entitled to be cast by such holders at a duly called meeting of such holders, or (b) such redemption is made following the withdrawal of a Take-over Bid.

      Supplements and Amendments

      The Board may supplement, amend, vary or delete any of the provisions of the Rights Plan Agreement: (i) to correct clerical or typographical errors, provided such correction is approved by the Rights Agent, or (ii) as otherwise may be determined by the Board, acting in good faith, to be necessary or desirable, provided that any such supplement, amendment, variance or deletion is subsequently confirmed by at least a majority of
      (a) the Independent Shareholders (if made before the Separation Time), or
      (b) the holders of Rights (if made after the Separation Time).

EXISTING AND PROPOSED CHARTER PROVISIONS

The existing Memorandum and Articles of QLT and the proposed new Articles described below do not contain any provisions intended by QLT to have, or, to the knowledge of the Board having, an anti-takeover effect. However, the power of the Board to issue additional common shares or Preference Shares (although subject to restrictions imposed by applicable law and regulatory requirements) could be used to dilute the share ownership of persons seeking to obtain control of QLT. Specifically, the authorized Preference Share capital is available for issuance from time to time at the discretion of the Board, without shareholder approval. The existing Memorandum and Articles and proposed new Articles grant the Board the authority, subject to the corporate law of British Columbia, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Shares, including any dividend rate, voting rights, conversion privileges or redemption or liquidation rights. The rights of any future series of Preference Shares could have an adverse effect on the holders of common shares by delaying or preventing a change of control, making removal of the present management more difficult or resulting in restrictions upon the payment of dividends and other distributions to the holders of common shares.

              THE NEW BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

QLT is governed, in part, by the corporate legislation in effect in British Columbia. In March 2004, British Columbia adopted the new Business Corporations Act (the "BCA") to replace the pre-existing British Columbia Company Act. There are a number of differences between the BCA and the old Company Act which include changes requested by the business community to make the laws governing British Columbia corporations more consistent with other Canadian and U.S. jurisdictions and to provide shareholders greater choice of effective governance structures. Under the BCA, the Notice of Articles sets out the number and classes and series of shares in the capital of QLT. The Articles set out, among other things, rules for the conduct of the business and affairs of QLT and the rights and restrictions that are attached to those various classes and series of shares of QLT.

The BCA contains a number of new concepts and provisions that are different from what existed under the old British Columbia Company Act. Management has determined that it is desirable to update the Articles and Notice of Articles to better reflect the BCA and to delete from such documents various provisions that have become obsolete over time or which are now no longer required. Management and the Board have reviewed the current Articles of QLT and the BCA to determine what changes, if any, can provide a benefit to QLT and its shareholders. As a result of that review, management and the Board believe that it would be in the best interests of QLT to do the following:

1. remove the Pre-existing Company Provisions (the "PCPs") that apply to QLT that relate to restrictions contained in the old Company Act and that are no longer required under the BCA;

2. delete the Series A, B, C and D shares from the Notice of Articles and delete the rights and restrictions attached to the Series A, B, C and D shares from the Articles;

3. adopt a new set of articles (the "New Articles") to replace the existing Articles;

4. amend the New Articles to change the majority of votes required for QLT to pass a special resolution from 3/4 to 2/3 of votes cast at a general meeting; and

5. amend the New Articles to change the majority of votes required for shareholders holding shares of a class or series of shares to pass a special separate resolution from 3/4 to 2/3 of votes cast at a general meeting and to amend the existing special rights and restrictions attaching to the First Preference shares to reduce the level of approval required for special resolutions from 3/4 to 2/3.

The affirmative vote of the holders of 3/4 of the common shares represented in person or by proxy at the Annual Meeting and entitled to vote will be required for approval of each of those resolutions. The Board recommends that shareholders vote "FOR" approving each of those resolutions set out above. BOTH THE CHIEF EXECUTIVE OFFICER OF QLT AND THE CHAIRMAN OF THE BOARD INTEND TO VOTE THE SHARES REPRESENTED BY PROXIES, IN WHICH EITHER OF THEM IS DESIGNATED A PROXY HOLDER, "FOR" THE APPROVAL OF EACH OF THOSE RESOLUTIONS, UNLESS AUTHORITY TO VOTE IN FAVOR OF SUCH RESOLUTION IS WITHHELD.

REMOVAL OF THE APPLICATION TO QLT OF THE PRE-EXISTING COMPANY PROVISIONS

Under the BCA, QLT is subject to a set of provisions designated as the PCPs. The PCPs that have specific application to QLT are as follows:

(a) a special resolution requires a majority of 3/4 of the votes cast in order to pass;

      (b) a special separate resolution requires a majority of 3/4 of the votes cast in a class or series vote in order to pass; and

      (c) before purchasing any of its shares, subject to certain exceptions, QLT must make an offer, to every shareholder holding shares of the class or series to be purchased, to purchase the shares pro rata.

There are additional PCPs that do not apply to QLT because of specific exemptions applicable to QLT in its current circumstances, but in order to remove the application of any of the PCPs, it is a requirement to remove the application of all of the PCPs.

If the existing Articles of QLT are amended as described below under the heading "Approval of New Articles", the removal of the PCPs' application would mean that QLT need not, before purchasing any of its shares, make an offer to purchase such shares pro rata. If the Articles of QLT are amended as described below under the heading "Approval Threshold for Special Resolution", then the removal of their application would have the following results:

      (a) a special resolution of the shareholders would require a majority of 2/3 of the votes cast in order to pass; and

      (b) a special separate resolution of the holders of a class or series of shares of QLT would require a majority of 2/3 of the votes cast in a class or series vote in order to pass.

Special resolutions are required to be passed to authorize a number of corporate actions including transactions such as certain amalgamations, arrangements and continuances out of British Columbia. Except in the case of continuance out of British Columbia, such transactions will also often require approvals of each class and series of a corporation's shares by special separate resolutions because they may affect in certain ways the rights or special rights attached to such shares. Any proposed changes to the Articles of a corporation which prejudice or interfere with the rights or special rights attached to a class or series of shares must also be consented to by a special separate resolution passed by the holders of the class or series affected.

Prior to the new BCA, the majority required to pass special resolutions or special separate resolutions was 3/4 of the votes cast. This requirement is continued by the PCPs as long as QLT remains subject to the PCPs. Under the BCA, with shareholder approval, a company may reduce the majority required to pass these resolutions to 2/3 of the votes cast as it currently is in analogous circumstances under the Canada Business Corporations Act. Management believes that it is appropriate that QLT adopt the requirement of a favorable vote of 2/3 of the votes cast on a special resolution and a special separate resolution, as the appropriate number of favorable votes required to be obtained in order to pass resolutions of these types.

With regard to QLT not being subject to a corporate requirement to offer to purchase back its shares on a pro rata basis, such transactions are governed, in any event, by securities laws of various provinces and elsewhere where QLT has shareholders. In general these securities laws mandate pro rata purchases or their functional equivalent with certain exceptions. Management believes that securities laws and not QLT's Articles should govern when QLT must make pro rata purchases in such transactions.

In order to remove the application of the PCPs, shareholders of QLT will be asked to pass a special resolution on the terms set out in Exhibit B.

DELETION OF SERIES A, B, C AND D OF QLT'S FIRST PREFERENCE SHARES

QLT has First Preference shares which are issuable in series, of which, Series A, B, C and D shares have been designated and which none are issued or outstanding. QLT's existing Articles contain voluminous provisions constituting the rights and restrictions attached to such series. Series A, B, C and D shares were created for issuance in various anticipated transactions and were either issued in such transactions and have since been redeemed or otherwise acquired by QLT. In any case, the Series A, B, C and D shares are no longer required and management believes the Series A, B, C and D shares should be deleted from QLT's Notice of Articles and the rights and restrictions attached to them deleted from the Articles.

In order to delete Series A, B, C and D shares from the Notice of Articles and delete the rights and restrictions attached to them from the Articles, shareholders of the QLT will be asked to pass a special resolution on the terms set out in Exhibit B.

AMENDMENTS TO THE ARTICLES

As noted above, the articles of a corporation, among other things, set out rules for the conduct of its business and affairs. For the reasons set out above, including the enactment of the BCA, it is desirable to update QLT's Articles.

The amendments principally reflect the provisions of the BCA that modernize British Columbia corporate legislation, including, for instance, those that facilitate electronic communications and reflect current practices with respect to the indemnification of officers and directors. The New Articles remove a number of provisions in the existing Articles that are now covered by the BCA to avoid the possibility of a conflict or the possibility of having to comply both with the statutory provision and a corresponding but different provision in the New Articles. The amendments also propose changes to conform in many respects with the typical by-laws of Canada Business Corporations Act public companies and U.S. public companies while maintaining many features of Articles now permitted to be adopted by BCA public companies. Included in the New Articles is the provision that the quorum for the transaction of business at a meeting of QLT's shareholders is at least two shareholders, two proxy holders representing two shareholders, or one shareholder and a proxy holder representing another shareholder entitled to vote at an annual general meeting, present in person at the beginning of the meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% (as opposed to 5% in the existing Articles) of the issued and outstanding QLT common shares. This change will allow QLT to comply with NASDAQ's Rule 4350(f) respecting quorum requirements which will apply to QLT when QLT's current waiver from Rule 4350(f) expires on July 31, 2005. Set out in the attached Exhibit E to this Proxy Statement is a discussion of the more notable changes proposed under the New Articles. You are encouraged to review these changes.

In order to adopt the New Articles, including all the changes discussed in Exhibit E to this Proxy Statement, shareholders of QLT will be asked to pass a special resolution on the terms set out in Exhibit B.

APPROVAL THRESHOLD FOR SPECIAL RESOLUTIONS

The existing Articles and, if approved, the New Articles, contain the requirement under the old Company Act that 3/4 of the votes cast be in favor of a proposed special resolution or a special separate resolution in order for the resolution to be passed. Under the BCA, with shareholder approval, QLT may reduce the level of approval for special resolutions and special separate resolutions to 2/3 of the votes cast and still give shareholders a super-majority approval requirement ensuring broad shareholder acceptance of specified matters. Management believes that the 2/3 approval threshold will provide QLT with greater flexibility for future corporate activities. Accordingly, in the event that the shareholders have approved the New Articles, shareholders will be asked to approve a 2/3 approval threshold for special resolutions and special separate resolutions and to amend the existing special rights and restrictions attaching to the First Preference shares to reduce the level of approval required for special resolutions from 3/4 to 2/3 on the terms set out in Exhibit B.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of QLT's executive officers serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving as a member of the Compensation Committee or Board of QLT.

              INTEREST OF CERTAIN PERSONS IN MATERIAL TRANSACTIONS

Unless otherwise disclosed in this Proxy Statement, none of the Directors, executive officers or any beneficial owner of more than 5% of the outstanding common shares of QLT, had any material interest, direct or indirect, in any transaction during the past fiscal year or in any proposed transaction which has materially affected or will materially affect QLT. Mr. Alan Mendelson, a member of our Board and the Chair of the Compensation Committee, is a partner at the law firm of Latham & Watkins LLP, a law firm that provided legal advice to QLT in 2004 in connection with the acquisition by QLT of Atrix.

QLT has entered into indemnity agreements the Directors, the Chief Executive Officer, and certain other officers which provide, among other things, that, subject to any requirements that may exist under the Business Corporations Act (British Columbia) or the Articles of QLT, QLT will indemnify such officer or director, under the circumstances and to the extent specified, for expenses, damages, judgements, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or officer of QLT.

            AUDITED CONSOLIDATED FINANCIAL STATEMENTS AND ADDITIONAL
                                  INFORMATION

A copy of QLT's 2004 Annual Report to Shareholders, which included the QLT Annual Report on Form 10-K for the fiscal year ended December 31, 2004, accompanies this Proxy Statement. The Audited Consolidated Financial Statements of QLT for its most recently completed fiscal year ended December 31, 2004, together with the Auditors' Report thereon, which are included in QLT's Annual Report for Canadian regulatory purposes, will be presented at the Annual Meeting. Additional copies of the Audited Consolidated Financial Statements including management discussion and analysis, are available from QLT's web-site at www.qltinc.com or upon request directly to QLT to the attention of "QLT Investor Relations", 887 Great Northern Way, Vancouver, British Columbia, Canada, V5T 4T5 (Phone: 604-707-7000; Fax: 604-707-7001; e-mail: ir@qltinc.com.

Additional information relating to QLT has been filed and is available on SEDAR and EDGAR at www.sedar.com and www.sec.gov.

                                 OTHER BUSINESS

The Board is not aware of any other matter that may be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, both the President and Chairman of the Board intend to vote the common shares represented by proxy for which for which either of them is appointed in accordance with their best judgement on such matters.

The contents and the sending of this Proxy Statement have been approved by the Board.

DATED at Vancouver, British Columbia, this 28th day of April, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

Janet Grove
Corporate Counsel and Corporate Secretary

                                    EXHIBIT A

            RESOLUTIONS CONFIRMING AND APPROVING SHAREHOLDER RIGHTS
                                 PLAN AGREEMENT

BE IT RESOLVED THAT:

1. The shareholder rights plan agreement, containing substantially the terms and conditions set forth in the Amended and Restated Shareholder Rights Plan Agreement dated as of April 8, 2005 entered into by QLT with the Rights Agent, copies of which agreement have been tabled at this meeting, be and the same is hereby approved, authorized, ratified and confirmed.

2. The actions of the Directors and officers of QLT in executing and delivering the Amended and Restated Shareholders Rights Plan Agreement be and the same are hereby approved, authorized, ratified and confirmed.

3. Any Director or officer of QLT be and is hereby authorized, for and on behalf of QLT, to execute and deliver all documents and instruments and take such other actions as such Director or officer may determine to be necessary or desirable to implement this ordinary resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.

                                    EXHIBIT B

       SPECIAL RESOLUTIONS OF THE SHAREHOLDERS APPROVING THE ALTERATION OF
                            QLT'S NOTICE OF ARTICLES

I.    RESOLUTION APPROVING REMOVAL OF THE PRE-EXISTING COMPANY PROVISIONS

WHEREAS the Notice of Articles of QLT contains a statement that the Pre-existing Company Provisions (being those provisions set out in Table 3 of the Business Corporations Regulation under the Business Corporations Act) apply to QLT;

AND WHEREAS it is expedient for QLT to alter its Notice of Articles to remove the application of the Pre-existing Company Provisions;

BE IT RESOLVED, AS A SPECIAL RESOLUTION, that the Notice of Articles of QLT be altered to remove the application of the Pre-existing Company Provisions (as defined in the Business Corporations Act).

II.   RESOLUTION APPROVING THE DELETION OF SERIES A, B, C AND D SHARES

BE IT RESOLVED, AS SPECIAL RESOLUTIONS, that:

1. The Series "A" First Preference shares, the Series "B" First Preference shares, the Series "C" 8% First Preference shares and the Series "D" First Preference shares (the "Series Shares") of QLT, none of which are issued or outstanding, be eliminated, and the Notice of Articles of QLT be altered accordingly.

2. The special rights and restrictions attached to the Series Shares as set out in Part 25, Part 26, Part 27 and Part 28 of QLT's Articles, respectively, be deleted from QLT's Articles, and such alterations not take effect until the Notice of Articles of QLT is altered to reflect such alterations to the Articles.

III.  RESOLUTION APPROVING THE NEW ARTICLES

BE IT RESOLVED, AS A SPECIAL RESOLUTION, that:

1. The existing Articles of QLT be deleted and cancelled, and that the form of new Articles submitted to the Annual Meeting for approval, including the special rights and restrictions contained therein, be created and adopted as the new Articles of QLT in substitution for the existing Articles.

IV. RESOLUTION APPROVING REDUCTION OF APPROVAL THRESHOLD IF THE NEW ARTICLES ARE APPROVED

BE IT RESOLVED, AS SPECIAL RESOLUTIONS, that, subject to the filing of a Notice of Alteration removing the application of the Pre-existing Company Provisions:

1. The New Articles be amended to reduce the level of approval for special resolutions and special separate resolutions from 3/4 to 2/3 of votes cast.

2. The special rights and restrictions attaching to the First Preference shares be amended to reduce the level of approval required for special resolutions from 3/4 to 2/3 of votes cast at a general meeting.

VI.   GENERAL AUTHORIZATION

BE IT RESOLVED THAT any director or officer of QLT is hereby authorized, for and on behalf of QLT, to execute and deliver all documents and instruments, including the Notice of Alteration to the Notice of Articles, and to do all other things as in the opinion of such director or officer may be necessary or desirable to implement the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such document or instrument and the taking of any such action.

                                    EXHIBIT C

            CORPORATE GOVERNANCE OF QLT AS COMPARED TO TSX GUIDELINES

To enhance disclosure to shareholders, QLT's corporate governance practices in relation to each of the 14 TSX Guidelines are as follows:

TSX GUIDELINES FOR EFFECTIVE
CORPORATE GOVERNANCE                                            QLT CORPORATE GOVERNANCE PRACTICES
--------------------                                            -----------------------------------
(3)   The Board should explicitly assume                        The Board of QLT assumes responsibility for
      responsibility for stewardship of QLT,                    the stewardship of QLT and the enhancement
      and as part of the overall stewardship                    of shareholder value.  The Board has
      responsibility, should assume                             formalized its position on corporate
      responsibility for:                                       governance in a documented mandate of the
                                                                Board which was accepted by the members of
                                                                the Board.  The Board has also established a
                                                                Corporate Governance and Nominating
                                                                Committee with a mandate to actively review
                                                                and ensure that good corporate governance
                                                                practices are followed.  All key issues
                                                                recommended by the TSX Guidelines are
                                                                included in the mandate of the Board, and
                                                                include the following:

      (a) ADOPTION OF A STRATEGIC PLANNING                      The Chief Executive Officer, with the active
          PROCESS;                                              involvement of the Board, is responsible for
                                                                ensuring that there are long-term goals and a
                                                                strategic planning process in place for QLT.
                                                                On an annual basis, the Board and
                                                                management meet together for a strategic
                                                                planning session, where the Board reviews
                                                                and, if appropriate, approves a strategic plan.
                                                                In 2004, the Board met with management for
                                                                an extensive strategic planning review.
                                                                Because the acquisition of Atrix was pending
                                                                shareholder approval at that time, the Board
                                                                elected to deter completion and approval of
                                                                the strategic plan until after the acquisition
                                                                and initial integration activities were
                                                                completed. On an on-going basis, the Board
                                                                monitors management's success in implementing
                                                                the strategies set out in the plan and
                                                                provides guidance and judgement to the
                                                                evolving strategic plan.

      (b) THE IDENTIFICATION OF THE PRINCIPAL                   The Board, through its Committees and as a
          RISKS OF QLT'S BUSINESS AND                           whole, has a mandate to ensure that there are
          ENSURING THE IMPLEMENTATION OF                        in place systems to effectively monitor and
          APPROPRIATE SYSTEMS TO MANAGE                         manage business risks, with a view to the

TSX GUIDELINES FOR EFFECTIVE
CORPORATE GOVERNANCE                                            QLT CORPORATE GOVERNANCE PRACTICES
--------------------                                            ----------------------------------
          THESE RISKS;                                          long-term viability of QLT.  The Board and
                                                                the Audit and Risk Committee continually
                                                                review existing practices and systems with a
                                                                view to improving such processes where
                                                                appropriate.

      (c) SUCCESSION PLANNING, INCLUDING                        Through its Compensation Committee, the
          APPOINTING, TRAINING AND                              Board ensures that QLT has a plan for
          MONITORING SENIOR MANAGEMENT;                         continuity of its officers and an executive
                                                                compensation plan that is motivational and
                                                                competitive to attract, hold and inspire the
                                                                performance of its executive management and
                                                                other key personnel.

      (d) A COMMUNICATIONS POLICY FOR                           The Board ensures that QLT has in place a
          QLT;                                                  formal investment communications policy to
                                                                ensure a continued strong link between the
                                                                Board, its shareholders and its senior
                                                                management.  QLT's Investor Relations and
                                                                Corporate Communication Department seeks
                                                                and shares feedback from institutional
                                                                investors and from other shareholders.  The
                                                                Board is kept informed of any material issue
                                                                of concern to shareholders and provides
                                                                direction for action as required.

      (e) THE INTEGRITY OF QLT'S INTERNAL                       The Audit and Risk Committee acts on behalf
          CONTROL AND MANAGEMENT                                of the Board in monitoring internal accounting
          INFORMATION SYSTEMS.                                  controls and monitoring the business conduct
                                                                of QLT.  It reviews matters on a quarterly
                                                                basis relating to the financial position of QLT
                                                                in order to provide reasonable assurances that
                                                                QLT is in compliance with applicable laws
                                                                and regulations, is conducting its affairs
                                                                ethically, and that effective controls are
                                                                maintained. The Chief Executive Officer and
                                                                the Chief Financial Officer report regularly to
                                                                the Audit and Risk Committee with respect to
                                                                the integrity of QLT's internal controls. The
                                                                Audit and Risk Committee engages the
                                                                independent auditor directly, and meets
                                                                regularly with the independent auditor without
                                                                management present.

(4)   The Board should be constituted with a                    A majority of the Board are unrelated. Of the
      majority of the individuals who qualify                   ten present Directors, only two, Mr. Hastings
      as "unrelated" directors (independent of                  and Dr. Julia Levy, are related Directors; eight
                                                                of the ten Directors are independent of

TSX GUIDELINES FOR EFFECTIVE
CORPORATE GOVERNANCE                                            QLT CORPORATE GOVERNANCE PRACTICES
--------------------                                            ----------------------------------
      management and free from                                  management and free from any business
      conflicting interest).                                    interests or relationships that could materially
                                                                interfere with a Director's ability to act in the
                                                                best interests of QLT.

                                                                The TSX Guidelines also recommend that in
                                                                the circumstances where a company has a
                                                                "significant shareholder" (that is, a shareholder
                                                                with the ability to exercise the majority of the
                                                                votes for the election of directors) the board of
                                                                directors should include a number of directors
                                                                who do not have interests in or relationships
                                                                with the company or the significant
                                                                shareholder and which fairly reflects the
                                                                investment in the company by the
                                                                shareholders other than the significant
                                                                shareholder. As of the date of this Proxy
                                                                Statement, QLT does not have such a
                                                                "significant shareholder".

(5)   THE BOARD WILL ASSESS AND DISCLOSE ON AN                  (i)  QLT carries out this assessment and discloses
      ANNUAL BASIS (i) WHETHER THE BOARD HAS A                       its conclusions and the basis therefor
      MAJORITY OF UNRELATED DIRECTORS AND (ii) THE                   annually.
      ANALYSIS OF THE APPLICATION OF THE
      PRINCIPLES SUPPORTING THIS CONCLUSION.                    (ii) In nominating candidates to the Board,
                                                                     the business interests and relationships of the
                                                                     candidates are reviewed to ensure that such
                                                                     nominees are able to act in the best interests of
                                                                     QLT.  The Corporate Governance and
                                                                     Nominating Committee consists of three
                                                                     unrelated Directors who are responsible for
                                                                     reviewing and making recommendations on
                                                                     the size and composition of the Board and
                                                                     standing Committees of the Board, to
                                                                     undertake assessments of the performance of
                                                                     the members of the Board, to oversee Director
                                                                     education programs and in reviewing and
                                                                     advising the Board on corporate governance
                                                                     matters.

(6)   THE BOARD SHOULD APPOINT A COMMITTEE OF                   The Corporate Governance and Nominating
      DIRECTORS, COMPOSED EXCLUSIVELY OF OUTSIDE                Committee annually reviews the credentials of
      DIRECTORS (A MAJORITY OF WHOM ARE                         nominees for re-election and ensure
      UNRELATED DIRECTORS) RESPONSIBLE FOR                      qualifications are maintained. The Corporate
      PROPOSING NEW NOMINEES TO THE BOARD AND                   Governance and Nominating Committee is
      FOR ASSESSING DIRECTORS.                                  comprised of only outside unrelated directors.

TSX GUIDELINES FOR EFFECTIVE
CORPORATE GOVERNANCE                                            QLT CORPORATE GOVERNANCE PRACTICES
--------------------                                            ----------------------------------
(7)   THE BOARD SHOULD IMPLEMENT A PROCESS                      The Corporate Governance and Nominating
      FOR ASSESSING THE EFFECTIVENESS OF THE                    Committee conducts a formal annual
      BOARD, ITS COMMITTEES AND THE                             assessment process to assess the effectiveness
      CONTRIBUTION OF INDIVIDUAL DIRECTORS.                     of the members of the Board.

(8)   EVERY COMPANY SHOULD HAVE AN                              As and when a new nominee is identified, the
      ORIENTATION AND EDUCATION PROGRAM FOR                     Board ensures that a full program of
      NEW RECRUITS TO THE BOARD.                                orientation and education is provided for the
                                                                nominee, including (but not limited to)
                                                                provision of a complete corporate history,
                                                                including copies of past minutes of meetings
                                                                of the Board, as well as information regarding
                                                                QLT's business and operations. The Corporate
                                                                Governance and Nominating Committee has
                                                                been charged with reviewing this orientation
                                                                and education program and recommending
                                                                improvements as may be warranted.

(9)   EVERY BOARD SHOULD EXAMINE ITS SIZE TO                    The Corporate Governance and Nominating
      DETERMINE THE IMPACT OF THE NUMBER UPON                   Committee and the Board as a whole annually
      EFFECTIVENESS, AND WHERE APPROPRIATE,                     examine the size of the Board to ensure that it
      UNDERTAKE A PROGRAM TO REDUCE THE SIZE TO                 is optimum for decision making.
      FACILITATE MORE EFFECTIVE DECISION MAKING.

(10)  THE BOARD SHOULD REVIEW DIRECTOR                          The amount and form of Director
      COMPENSATION AND ENSURE SUCH                              compensation is reviewed periodically by the
      COMPENSATION REALISTICALLY REFLECTS THE                   Compensation Committee, with any resulting
      RESPONSIBILITIES AND RISKS INVOLVED IN BEING              recommendations made to the full Board, to
      A DIRECTOR.                                               ensure that such compensation realistically
                                                                reflects the responsibilities and risks of being
                                                                an effective Director.

(11)  COMMITTEES OF THE BOARD SHOULD GENERALLY                  All Committees of the Board at QLT are
      BE COMPOSED OF OUTSIDE DIRECTORS, A                       composed entirely of unrelated or independent
      MAJORITY OF WHOM ARE UNRELATED DIRECTORS.                 Directors.

(12)  THE BOARD SHOULD ASSUME RESPONSIBILITY                    The Corporate Governance and Nominating
      FOR, OR ASSIGN TO A COMMITTEE OF DIRECTORS,               Committee of the Board ensures that an
      GENERAL RESPONSIBILITIES FOR DEVELOPING                   effective and efficient approach to corporate
      QLT'S APPROACH TO GOVERNANCE ISSUES.                      governance at QLT is developed and
                                                                implemented.  The Committee assesses the
                                                                effectiveness of corporate governance and
                                                                makes recommendations to the full Board.

(13)  THE BOARD TOGETHER WITH THE CHIEF                         The Board together with the Chief Executive
      EXECUTIVE OFFICER SHOULD DEVELOP POSITION                 Officer has identified certain areas of QLT's
      DESCRIPTIONS FOR THE BOARD AND FOR THE                    business which the Board is responsible to
      CHIEF EXECUTIVE OFFICER.  THE BOARD                       review with management on a regular basis.

TSX GUIDELINES FOR EFFECTIVE
CORPORATE GOVERNANCE                                            QLT CORPORATE GOVERNANCE PRACTICES
--------------------                                            ----------------------------------
      SHOULD APPROVE OR DEVELOP THE CORPORATE                   The Board annually approves the corporate
      OBJECTIVES WHICH THE CHIEF EXECUTIVE                      objectives which the Chief Executive Officer
      OFFICER IS RESPONSIBLE FOR MEETING.                       is responsible for meeting.  The goals against
                                                                which the Chief Executive Officer is measured
                                                                are the same as the corporate goals.

(14)  THE BOARD SHOULD HAVE IN PLACE                            The Board meets independently of
      APPROPRIATE STRUCTURES AND PROCEDURES TO                  management at each regular Board meeting.
      ENSURE THAT THE BOARD CAN FUNCTION                        The Chairman of the Board is an unrelated and
      INDEPENDENTLY OF MANAGEMENT.                              independent member of the Board.

(15)  THE AUDIT COMMITTEE OF THE BOARD SHOULD                   The Audit and Risk Committee of the Board is
      BE COMPOSED ONLY OF OUTSIDE DIRECTORS AND                 composed entirely of outside, unrelated and
      SHOULD HAVE (i) SPECIALLY DEFINED ROLES AND               independent Directors. The Audit and Risk
      RESPONSIBILITIES; (ii) DIRECT COMMUNICATION               Committee consists of three Directors who are
      CHANNELS WITH THE INTERNAL AND EXTERNAL                   not involved in the daily operations of QLT.
      AUDITORS; AND (iii) OVERSIGHT RESPONSIBILITY              The Audit and Risk Committee assists the
      FOR MANAGEMENT REPORTING IN INTERNAL                      Board in fulfilling its responsibilities for
      CONTROL.                                                  QLT's accounting and financial reporting
                                                                practices by reviewing the quarterly and
                                                                annual consolidated financial statements,
                                                                reviewing the adequacy of the system of
                                                                internal controls, reviewing any relevant
                                                                accounting, financial and security regulatory
                                                                matters, reviewing the management of
                                                                corporate risks and recommending the
                                                                appointment of independent auditors, who
                                                                meet quarterly with management and
                                                                separately with management excluded.  The
                                                                Audit and Risk Committee also provides a
                                                                mechanism for communication between the
                                                                Board and QLT's independent auditors, who
                                                                meet not less than quarterly with management
                                                                and separately with management excluded.
                                                                This Committee engages the auditors on
                                                                behalf of QLT, and has the authority to engage
                                                                other external advisors as it considers
                                                                warranted.

(16)  THE BOARD SHOULD IMPLEMENT A SYSTEM                       Individual Directors may engage outside
      WHICH ENABLES AN INDIVIDUAL DIRECTOR TO                   advisers at the expense of QLT, with the prior
      ENGAGE AN OUTSIDE ADVISOR AT QLT'S                        approval of the Chairman.
      EXPENSE, IN APPROPRIATE CIRCUMSTANCES.

                                    EXHIBIT D

      CHARTER OF THE AUDIT AND RISK COMMITTEE OF THE BOARD OF DIRECTORS OF
                                    QLT INC.

I.    General Functions, Authority and Role

      The Audit and Risk Committee (the "Committee") is a committee of, and reports to, the Board of Directors of QLT Inc. (the "Company"). The general function of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of its financial statements, in order to assist the Board in monitoring: (a) the integrity of the financial statements of the Company (b) compliance by the Company with legal and regulatory requirements related to financial reporting (c) the performance, qualifications and independence of the Company's independent auditors; and (d) the effectiveness of the Company's disclosure controls and procedures and internal controls over financial reporting.

      The Committee has the power to conduct or authorize investigations into any matter within its scope of responsibility, with full access to all books, records, facilities and personnel of the Company, its auditors and legal advisors. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the Committee has the authority to independently retain special legal, accounting or other consultants to advise it, at the expense of the Company, and may request any director, officer or employee of the Company, its outside legal counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Company's outside auditor is ultimately accountable to the Committee, which, as representatives of the Company's shareholders and in accordance with its mandate from the Board of Directors, has the authority and responsibility to nominate the outside auditor to be proposed for shareholder approval, determine the terms of engagement, including compensation of, and directly engage the outside auditor. The Committee will assess the performance of the outside auditor at least annually, and, where necessary and appropriate, is authorized to replace the outside auditor. In the course of fulfilling its specific responsibilities, the Committee will maintain open avenues of communication among the Company's outside auditor, management, the Committee and the Board of Directors. The Committee should prepare at least annually a performance assessment.

      The responsibilities of a member of the Committee are in addition to the member's duties as a member of the Board of Directors.

      While the Committee has the responsibilities and powers set out in this charter, it is not the duty of the Audit and Risk Committee to plan or conduct audits or to determine whether the Company's financial statements are complete, accurate, or in accordance with the generally accepted accounting principles.

II.   Membership

      The membership of the Committee will consist of at least three members of the Board of Directors who will serve at the pleasure of the Board of Directors. All members of the Audit and Risk Committee will meet the independence and financial literacy and experience requirements of each of the Nasdaq Stock Market, Inc. and The Toronto Stock Exchange, as the same may be modified or supplemented, or similar requirements of such other securities exchange or quotation system or regulatory agency as may from time to time apply to the Company. At least one member of the Committee will be a

"financial expert" as defined by the U.S. Securities and Exchange Commission (the "SEC") and the (U.S.) Sarbanes-Oxley Act. Disclosures relating to the financial expertise and independence of the Committee members will be made in periodic filings in accordance with regulatory requirements.

III.  Responsibilities

      The responsibilities of the Audit and Risk Committee are to do as follows:

      A.    General

            1.    Meetings

                  a. Meet at least four times per year, or more frequently if circumstances or the obligations of the Committee require, in the judgment of the Committee, in person or by teleconference, and keep minutes of all meetings (including, without limitation, those of the type described in b-d below.

                  b. Meet separately with each of the independent auditor and the Chief Financial Officer, at least four times per year or more frequently as necessary, to discuss any matters that the Committee, the outside auditor or the Chief Financial Officer, as the case may be, believe should be discussed privately with the Committee.

                  c. Notify the outside auditor of every Audit Committee meeting and permit the outside auditor to attend and speak at the meetings.. At the request of the outside auditor, convene a meeting of the Committee to discuss matters the auditor believes should be brought to the attention of the Committee or shareholders.

            2.    Reporting Responsibilities

                  a. Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate. Provide minutes of all of the Committee's meetings to the Board of Directors.

            3.    Charter Evaluation

                  a. Annually review and reassess the adequacy of this charter and submit it to the Board of Directors for approval.

            4.    Whistleblowing Procedures and Code of Ethics

                  a. Adopt and review annually a procedure or procedures by which employees can anonymously inform the Committee of concerns about the Company's internal controls over financial reporting or breaches of the code of ethics. Adopt and review annually a procedure by which third parties can bring to the attention of the Committee any concerns about the Company's accounting, internal accounting controls or auditing matters. The procedure will include appropriate investigation of, response to, and record keeping of such submissions.

                  b. Conduct an annual assessment of management's adherence to the Company's Code of Ethics and Code of Exemplary Conduct.

            5.    Other Legal Responsibilities

                  a.    Review and approve all related party transactions.

                  b. Perform such functions as may be assigned by law, by the Company's certificate of incorporation, memorandum, articles or similar constating documents, or by the Board of Directors.

      B.    OUTSIDE AUDITOR

            1.    Nomination

                  a. Annually appoint the outside auditor to be proposed for shareholder approval.

            2.    Engagement, Compensation and Evaluation

                  a. Pre approve the compensation and other terms of engagement of the outside auditor, directly engage the outside auditor, evaluate the performance of the outside auditor, and if thought necessary by the Committee, consider and approve the discharge of the outside auditor.

                  b. Confirm with management and the outside auditor that no restrictions are placed on the scope of the outside auditor's review and examination of the Company's accounts.

            3.    Engagement Procedures for Non-Audit services

                  a. Review and pre approve non audit services provided by the outside auditor and establish policies and procedures for the engagement of the outside auditor in respect of non-audit services. The Committee will ensure the Company makes disclosure of the approval of the non-audit services in accordance with the law or regulatory requirements.

                  b. Ensure that the outside auditor is not engaged for any activities not allow by any of the Canadian provincial securities commissions, the SEC, or any securities exchange on which Company's shares are traded.

            4.    Hiring Practices

                  a. Ensure that no individual who is affiliated with or employed by a present or former auditor as part of the audit engagement team of the Company or an affiliate, is hired by the Company in an financial reporting oversight role for a period of not less than twelve months preceding the commencement of the audit of the current year's financial statements.

                  b. Ensure all former employees of an auditor who are in an accounting or financial reporting oversight role at the Company have no influence over the audit firm, or capital balances or variable financial arrangement with the audit firm.

            5.    Independence Test

                  Take reasonable steps to confirm the independence of the outside auditor, including:

                  a. Ensure receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1, as the same may be modified or supplemented from time to time, and related Canadian regulatory body standards;

                  b. Monitor compliance by the outside auditor of Section 203 of the Sarbanes-Oxley Act under which the lead or coordinating audit partner and the reviewing partner must rotate every five years by reviewing the outside auditor's partner rotation succession plan annually;

                  c. Consider and discuss with the outside auditor any disclosed relationships or services, including non-audit services, that may impact the objectivity and independence of the outside auditor; and

                  d. As necessary, take, or recommend that the Board of Directors takes, appropriate action to oversee the independence of the outside auditor.

      C.    AUDIT AND REVIEW PROCESS AND RESULTS

            1.    Scope

                  a. Consider, in consultation with the outside auditor, the audit scope and plan of the outside auditor.

            2.    Review Process and Results

                  a. Consider and review with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented from time to time.

                  b. Review and discuss with management and the outside auditor prior to the 10K filing, at the completion of the annual examination:

                        i. the Company's audited financial statements and related footnotes;

                        ii.   the Company's MD & A;

                        iii. the Company's news releases related to financial results, prior to the news release;

                        iii. the outside auditor's audit of the financial statements and their report thereon;

                        iv. any significant changes required in the outside auditor's audit plan;

                        v. the appropriateness of the presentation of any non-GAAP related financial information, and earnings guidance; and

                        vii. other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

                  c. Review and discuss with management and the outside auditor at the completion of any review, engagement or other examination, but prior to the 10Q filing or news release, the Company's quarterly financial statements; and

                  d. Review, discuss with management and approve annual and quarterly earnings reports.

                  e. Receive and review the CEO and CFO certifications of quarterly and annual reports required by the SEC and applicable Canadian Provincial Securities requirements.

                  f. Review and discuss with management and the outside auditor the adequacy and effectiveness of the Company's internal accounting and other controls over financial reporting have established controls.

                  g. Review and discuss with management and the outside auditor the accounting policies of the Company which may be considered critical, including all alternative treatments for financial information within generally accepted accounting principles that have been discussed with management, and review and discuss any significant changes in the accounting policies of the Company and industry accounting and regulatory financial reporting proposals that may have a significant impact on the Company's financial reports.

                  h. Review, discuss with management, and resolve, as necessary, any serious difficulties or disputes between the outside auditor and management.

                  i Review all significant written material between management and the outside auditor including but not limited to the management letter and report of unadjusted misstatements.

                  j. Review the status of legal claims and related financial reporting with legal counsel.

      D.    SECURITIES REGULATORY FILINGS

            1. Review filings with the Canadian provincial securities commissions and the SEC and other published documents containing the Company's financial statements.

            2. Review with management and the outside auditor any correspondence with regulators or governmental agencies which raise material issues regarding the Company's financial statements or accounting policies.

            3. Prepare the annual report of the Company as required by the SEC in the Company's annual Proxy Statement.

      E.    RISK ASSESSMENT/CORPORATE TREASURY POLICY

            1. Make inquiries of management and the outside auditor regarding significant financial risks or exposures, and review and discuss with management steps management has taken to monitor and mitigate potential exposures. Assess risk areas and policies to manage risk including, without limitation, environmental risk, insurance coverage and other areas as determined by the Board of Directors from time to time.

            2. Review and discuss with management and, if appropriate, approve of changes to the Company's Corporate Treasury Policy.

                                    EXHIBIT E

                SUMMARY OF CERTAIN PROVISIONS OF THE NEW ARTICLES

The following summary includes a discussion of the more notable changes included in the New Articles and changes that adopt or reflect provisions of the BCA. The New Articles also incorporate a number of non-substantive changes, including the use of the new terminology adopted under the BCA. For example, "members" are now "shareholders" and "register of members" is now "central securities register" under the BCA. Many of these non-substantive changes in terminology and wording are not discussed below, as they reflect statutory requirements that QLT cannot alter or amend.

For full particulars, please refer to the text of the proposed New Articles, a copy of which will be made available at the Annual Meeting and is posted on QLT's website at www.qltinc.com.

The New Articles incorporate the definitions of the BCA. The definition of special resolution has been revised from 3/4 to 2/3 of the votes cast on the resolution in the New Articles. In addition, the New Articles provide for a definition of a "special separate resolution" as 2/3 of the votes cast(1).

Shares and Share Certificates

1. The New Articles simplify the provisions regarding the replacement of lost or stolen share certificates and broaden the power of QLT to determine the appropriate conditions to be met when there is a request to replace a lost or stolen certificate.

2. The New Articles (unlike the existing Articles) permit the shareholders to split their shareholdings so that portions of such holdings can be represented by separate certificates.

3. Under the new Articles, QLT will be permitted to charge for the replacement of lost or mutilated certificates or for the issue of additional certificates and, except as prescribed by law, there will be no limit on the charges for the issue of additional share certificates.

4. The New Articles remove the provisions relating to the signing of share certificates as these matters are now dealt with in the BCA.

Issue of Shares

1. The New Articles do not expressly provide (unlike the existing Articles) that the power of the Board of Directors to issue shares is subject to being constrained by a resolution at a general meeting of shareholders authorizing any increase or alteration of capital.

2. The New Articles (unlike the existing Articles) do not contain provisions imposing pre-emptive rights in favor of shareholders if QLT ceases to be a reporting issuer.

----------

(1) This amendment will be included in the New Articles if the resolution set forth in Exhibit B is approved. If such special resolution is not passed by the requisite majority of 3/4 of the votes cast, then the "2/3" figure in the definition of "special resolution" and "separate special resolution" as described above shall be substituted with the figure "3/4".

3. The New Articles do not contain (unlike the existing Articles) provisions enabling the Board of Directors to pay commissions and allow discounts in respect of the issuance of shares, as these actions are expressly permitted by the BCA.

Amendment of Articles and Notice of Articles

Under the BCA, QLT is now permitted to set out in its Articles, the type of resolution required for certain corporate changes.

1.    Alteration of Share Structure

Under the New Articles, as in the existing Articles, the following matters require a special resolution:

      - a change to all or any of QLT's unissued, or fully paid issued, shares with par value into shares without par value or any of QLT's unissued shares without par value into shares with par value;

      -     an alteration to the identifying name of any of QLT's shares; and

      - otherwise altering QLT's authorized share structure when required or permitted to do so by the BCA, except to the extent any such alteration can be effected by a directors' resolution or an ordinary shareholders' resolution pursuant to the New Articles, as described below.

Under the New Articles, the following matters require a directors' resolution (as opposed to a special resolution in the existing Articles):

      - a subdivision of all or any of the unissued or fully paid issued shares; and

      - a consolidation of all or any of the unissued or fully paid issued shares.

Under the New Articles, the following matters require an ordinary shareholders' resolution (as opposed to a special resolution in the existing Articles):

      - increasing or eliminating the maximum number of shares that QLT is authorized to issue out of any class or series of shares or establishing a maximum number of shares that QLT is authorized to issue out of any class or series of shares for which no maximum is established;

      - if QLT is authorized to issue shares of a class of shares with par value and if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

      - creating one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminating that class or series of shares;

      - reducing the maximum number of shares that QLT is authorized to issue out of any class or series of shares; and

      - if QLT is authorized to issue shares of a class of shares with par value, decreasing the par value of those share.

2.    Change of Name

      The New Articles provide that a resolution of the directors is required to change the name of QLT.

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                                      -17-

3.    Other Alterations

      If neither the BCA nor the New Articles specify the type of resolution required, QLT may by special resolution alter the New Articles.

Purchase or Redemption of Shares

1. The existing Articles provide that unless the shares are to be purchased through a stock exchange, or unless QLT is purchasing the shares from dissenting members pursuant to the requirements of the old Company Act, QLT must make its offer to purchase shares to every shareholder who holds shares of that class. The New Articles (unlike the existing Articles) do not require that QLT make its offer to purchase shares to every shareholder of QLT.

Borrowing Powers

1. The New Articles (unlike the existing Articles) do not contain provisions regarding the maintenance in British Columbia of certain records concerning debentures and debenture holders since the corresponding provisions in the old Company Act requiring the maintenance of these records are not contained in the BCA.

2. As permitted by the BCA, the New Articles (unlike the existing Articles) provide that QLT may guarantee the repayment of money by any other person or performance of any obligation of any person.

3. The New Articles remove the provisions governing the signing of debt obligations.

Shareholder Meetings

1. The New Articles provide that an annual general meeting must be held not more than 15 months after the last annual reference date (unlike the existing Articles which provides for 13 months).

2. The New Articles provide that the directors may, by resolution of the directors, approve any location for a shareholders' meeting outside British Columbia.

3. The New Articles provide that notice of the date time and location of a general meeting must be sent at least 21 days before the meeting. The New Articles do not contain provisions on the form of notice or provisions relating to special business as such matters are governed by securities laws applicable to QLT.

4. The New Articles provide that the record date for determining who is entitled to notice of a shareholders meeting cannot be more than 21 days preceding the date of the meeting or, in the case of a general meeting requisitioned by shareholders, by more than four months.

5. The New Articles provide that the record date for determining who is entitled to vote at any meeting of the shareholders may not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders, by more than four months.

6. The New Articles provide that the quorum for the transaction of business at a meeting of the shareholders is at least two shareholders, two proxy holders representing two shareholders, or one shareholder and a proxy holder representing another shareholder entitled to vote at an annual general meeting, present in person at the beginning of the meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% (as opposed to 5% in the existing Articles) of the issued and outstanding QLT common shares.

7. Under the New Articles, the only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of QLT and others who, although not entitled to vote, are entitled or required under any provision of the BCA or the New Articles to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

8. The New Articles do not contain the extensive provisions that are in the existing Articles regarding the form of proxies. The New Articles provide that proxies will be in the form provided for in the New Articles, as prescribed by the Board of Directors or in such other form as is accepted by the chair of the meeting. The formal requirements for solicited proxies is governed in many respects by securities legislation.

Directors

1. The New Articles provide that the number of directors shall be a minimum of 3. There is no maximum number.

2. Under the New Articles (unlike the existing Articles), the directors set the number of directors, as opposed to the shareholders under the existing Articles.

3. The New Articles (unlike the existing Articles) provide that an act of the directors is not invalid merely because a fewer number of directors than required is in office.

4. The New Articles refer to the basic qualifications under the BCA for persons to become or remain directors of QLT.

5. The New Articles provide for the acclamation of directors where the size of the Board of Directors, as previously established by the Board of Directors, is less than the number of directors nominated for election.

6. The New Articles provide that directors may be removed by ordinary resolution, as opposed to a special resolution required under the existing Articles. The New Articles also provide that a director may be removed by directors' resolution if he or she ceases to be qualified.

7. The New Articles (unlike the existing Articles) provide that if QLT has fewer directors in office than the number set pursuant to these Articles, the shareholders may elect or appoint directors.

8. The New Articles (unlike the existing Articles) do not empower a director to appoint an alternate director to act in his or her absence.

9. The New Articles provide that participation in a meeting of the Board of Directors or a committee may be by telephonic, electronic or other communication facility if the directors participating are able to communicate with each other. The New Articles (unlike the existing Articles) do not require that all the directors agree to such participation.

10. Under the BCA, the provisions relating to the disclosure of interests by directors have been revised. As directors of QLT are bound by these provisions, the New Articles delete references to the old disclosure of interest provisions and contain provisions consistent with the BCA.

11. The existing Articles provide that QLT shall indemnify any person subject to several requirements, including court approval. As permitted by the BCA, the New Articles provide that QLT must indemnify, and pay expenses in advance of the final disposition of a proceeding of, a director or officer, a former director or officer or a person who acts or acted at the QLT's request as a director or officer, or in a similar capacity of another entity, in accordance with, and to the fullest extent and in all circumstances permitted by, the BCA.

12. QLT may enter into indemnification agreements, including provisions whereby a court order approving indemnification will be applied for, if required.

13. The New Articles also permit the indemnification of other persons, subject to any restrictions in the BCA.

14. The New Articles provide that the directors have the power to fix the remuneration of the auditors.

Committees

1. The New Articles (unlike the existing Articles) provide for a list of matters that cannot be delegated to a committee.

2. The New Articles (unlike the existing Articles) set out the powers of the board with respect to committees (e.g. revoke or alter authority, terminate appointment or change membership of a committee and fill vacancies).

Officers

1. The New Articles (unlike the existing Articles) do not require that a President or Secretary be appointed and that the President of QLT not be the Secretary.

2. The New Articles remove the provisions relating to the disclosure of conflict of interests as these matters are governed by the BCA.

Records and Corporate Seal

1. The information which must be located in the records office is left to be governed by the BCA and is not contained in the New Articles.

2. The extensive provisions in the existing Articles dealing with the custody of the corporate seal and who is entitled to affix the corporate seal have been deleted and replaced by simpler provisions.

Dividends

1. The New Articles (unlike the existing Articles) do not contain provisions regarding the setting aside of profits, since the Board of Directors have that power in any event to as part of their discretion in the management of QLT's affairs.

2. The extensive provisions in the existing Articles dealing with dividends have been deleted and replaced by simpler provisions.

Notices, Use of Digital Documents and Electronic Delivery

1. The New Articles provide that QLT may give a notice or other document to a shareholder, director or officer in electronic form if the recipient has provided the necessary information to effect such delivery.

2.    The New Articles provide provisions for deeming the receipt of mail.

3. The New Articles permit shareholder meetings to be held by electronic means and voting by electronic means if the Board of Directors so determines.